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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21601

PIMCO Income Strategy Fund II
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	July 31, 2010

Date of reporting period:	July 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

July 31, 2010

PIMCO Income Strategy Fund

PIMCO Income Strategy Fund II

Contents

Letter to Shareholders	2–4

Fund Insights/Performance & Statistics	6–7

Schedules of Investments	8–23

Statements of Assets and Liabilities	24

Statements of Operations	25

Statements of Changes in Net Assets	26–27

Statements of Cash Flows	28

Notes to Financial Statements	29–49

Financial Highlights	50–51

Report of Independent Registered Public Accounting Firm	52

Joint Annual Shareholder Meeting Results/Changes to Board of Trustees/Change in Portfolio Manager/Tax Information	53

Changes to Fund Names and Investment Policies	54

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	55–57

Privacy Policy/Proxy Voting Policies & Procedures	58–59

Dividend Reinvestment Plan	60

Board of Trustees	61–62

Fund Officers	63

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Dear Shareholder:

The fiscal year ended July 31, 2010, was a tale of two markets. The first eight months were characterized by cautious optimism, as the U.S. economy grew, stocks posted sharp gains and investors fled low-yielding U.S. Treasury bonds for riskier, and higher-yielding, corporate securities. But fear and uncertainty returned during the last four months of the reporting period, sending stocks tumbling, and causing many bond investors to flee right back to the perceived safe haven of Treasuries. As demand for U.S. Treasuries surged, prices on the benchmark 10-year Treasury bond rose, moving yields (which move in the opposite direction) below 3%.

Tracing economic growth helps tell the story. In the last three months of 2009, the U.S. economy, as measured by gross domestic product (“GDP”), grew at an annual rate of 5.0% due in part to government stimulus programs. Between January and March of this year, GDP grew, but at a slower pace — 3.7%. This deceleration continued between April and June, with the economy expanding at a rate of 2.4%.

This clear trend has been a matter of growing concern for the Federal Reserve (the “Fed”). Policymakers indicated in late June that it could take up to six years for the U.S. economy to return to what they considered “normal”. It was also mentioned that new stimulus measures may be necessary if conditions “were to worsen appreciably.” Officials hinted of one possible remedy: the Fed could resume buying U.S. Treasury bonds to bolster the economy. This would be a reversal of an earlier policy to unwind such investments as the economy recovered.

The Fed also stated that it would keep interest rates low. The closely-watched Federal Funds Rate — the interest rate banks charge to lend federal funds to other banks, usually on an overnight basis — remained in the 0.0% to 0.25% range, while the discount-rate — the interest rate charged to banks for direct loans — stayed at 0.75%, though this rate was increased in February from 0.50%.

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Twelve Months in Review

For the fiscal year ended July 31, 2010:

• PIMCO Income Strategy Fund returned 42.75% on net asset value (“NAV”) and 52.70% on market price.

• PIMCO Income Strategy Fund II returned 39.47% on NAV and 52.97% on market price.

In contrast, the Barclays Capital Credit Investment Grade Index, a measure of high quality corporate bond performance, returned 23.83% and the Barclays Capital U.S. High Yield Bond Index, a measure of below-investment-grade corporate bond performance, returned 23.74%. Government bonds, as represented by the Barclays Capital Long Term Treasury Index, gained 11.44% for the fiscal period.

The Barclays Capital U.S. Aggregate Index, a broad credit market measure of government and corporate securities, posted a return of 8.91%. Mortgage-backed securities, as reflected by the Barclays Capital Mortgage Index, advanced 7.68%. As for stocks, the Standard & Poor’s 500 Index rose 13.84% during the fiscal year.

Positioned to Face Today’s Challenges

The slowing U.S. economy, and the see-saw performance in the financial markets are unmistakable signs that the road ahead is likely to be bumpy. Talk of a double-dip recession, once discounted, is being taken more seriously, as is the specter of deflation — when prices of goods and services fall. On the surface, falling prices may sound like a good thing. However, wages can fall as well, as can demand for those goods and services, setting off a potentially harmful spiral. All of this suggests that caution is warranted. Even so, and despite these gloomy possibilities, another scenario is possible: the U.S. economy may sidestep another recession — defined as two consecutive quarters of negative economic growth — and trudge ahead at a lower-than-historic growth rate.

That is our near-term perspective. It may be a good time to look at the long-term perspective as well. For all its travails, all of the ups and downs, the fears and uncertainty we mentioned earlier — the U.S. economy has proven to be resilient over many market cycles and many years.

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During April, the Funds completed rights offerings which were over-subscribed. Net proceeds of the rights offerings aggregated $57.6 million and $118.2 million for PIMCO Income Strategy and PIMCO Income Strategy II, respectively. The Funds’ Board of Trustees, Investment Manager and Sub-Adviser believe that in offering additional shares, both Funds will be able to take better advantage of current and future investment opportunities.

For specific information on the Funds and a review of their performance for the reporting period, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II Fund Insights/Performance & Statistics

July 31, 2010 (unaudited)

•	For the fiscal year ended July 31, 2010, PIMCO Income Strategy Fund returned 42.75% on NAV and 52.70% on market price.
•	For the fiscal year ended July 31, 2010, PIMCO Income Strategy Fund II returned 39.47% on NAV and 52.97% on market price.
•	An emphasis on the banking sector was a strong contributor to the Funds’ performance, as recapitalization efforts benefited securities within this sector during the reporting period.
•	A larger-than-market weighting in the insurance sector, which significantly outperformed the broader credit market, benefited returns.
•	Security selection in the insurance sector, where life insurance securities materially outpaced the broader category, benefited the Funds’ performance.
•	Security selection was also strong in the transportation sector, where airline securities outperformed.
•	Exposure to health care, which underperformed alongside other more defensive sectors amid generally elevated risk appetites, was negative for the Funds’ performance.
•	Tactical exposure to mortgage-backed holdings, which could not keep pace with the rallying corporate market, also detracted from returns.
•	Exposure to speculative-grade corporate credits, which outperformed their higher quality counterparts, was positive for performance.

Income Strategy:

Total Return(1):	Market Price	NAV
1 Year	52.70%	42.75%
5 Year	2.80%	0.75%
Commencement of Operations (8/29/03) to 7/31/10	2.64%	2.25%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (8/29/03) to 7/31/10	Market Price	$11.50
NAV	NAV	$10.62
Market Price	Premium to NAV	8.29%
	Market Price Yield(2)	7.83%

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II Fund Insights/Performance & Statistics

July 31, 2010 (unaudited) (continued)

Income Strategy II:

Total Return(1):	Market Price	NAV
1 Year	52.97%	39.47%
5 Year	0.64%	(2.08)%
Commencement of Operations (10/29/04) to 7/31/10	(0.62)%	(1.16)%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (10/29/04) to 7/31/10	Market Price	$10.05
NAV	NAV	$9.29
Market Price	Premium to NAV	8.18%
	Market Price Yield(2)	7.76%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for the Funds’ shares, or changes in the Funds’ dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at July 31, 2010.

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PIMCO Income Strategy Fund Schedule of Investments July 31, 2010
Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 68.4%

Airlines – 7.0%
$900	American Airlines, Inc., 10.50%, 10/15/12 (a) (d)	B2/B	$963,000
	American Airlines Pass Through Trust,
4,319	9.73%, 9/29/14	Caa2/CCC+	3,865,699
3,948	10.18%, 1/2/13	Caa1/CCC+	3,938,472
15,690	United Air Lines Pass Through Trust, 10.40%, 5/1/18	Ba1/BBB	17,101,920
			25,869,091

Banking – 10.2%
2,600	AgFirst Farm Credit Bank, 7.30%, 8/30/10 (a) (b) (d) (g) (k) (acquisition cost-$2,225,000; purchased 2/26/10-4/15/10)	NR/A	2,271,217
	Allied Irish Banks PLC,
300	10.75%, 3/29/17	A2/BBB+	297,630
€2,000	10.75%, 3/29/17	A2/BBB+	2,665,527
£591	11.50%, 3/29/22	A2/BBB+	955,646
	Barclays Bank PLC (g),
$1,200	7.375%, 12/15/11 (a) (d)	Baa2/A-	1,152,000
1,885	7.434%, 12/15/17 (a) (d)	Baa2/A-	1,856,725
£7,800	14.00%, 6/15/19	Baa2/A-	16,002,405
$3,300	BBVA Bancomer S.A., 7.25%, 4/22/20 (a) (d)	A3/NR	3,469,735
1,000	Den Norske Bank ASA, 7.729%, 6/29/11 (a) (d) (g)	Baa3/BBB+	995,612
600	HBOS PLC, 6.75%, 5/21/18 (a) (d)	Ba1/BBB-	577,664
4,400	Rabobank Nederland NV, 11.00%, 6/30/19 (a) (d) (g) (j)	A2/AA-	5,568,878
	Regions Financial Corp.,
800	7.375%, 12/10/37	Ba1/BB+	724,142
1,500	7.75%, 9/15/24	Ba1/BB+	1,472,880
			38,010,061

Energy – 0.3%
1,100	Dynegy Roseton/Danskammer Pass Through Trust, 7.67%, 11/8/16, Ser. B	B3/B-	1,017,500

Financial Services – 35.4%
	Ally Financial, Inc.,
304	5.90%, 1/15/19	B3/B	247,626
156	5.90%, 10/15/19	B3/B	126,540
500	6.00%, 12/15/11	B3/B	504,784
55	6.00%, 2/15/19	B3/B	45,014
40	6.00%, 3/15/19	B3/B	32,815
8	6.00%, 4/15/19	B3/B	6,553
325	6.00%, 9/15/19	B3/B	266,267
95	6.05%, 8/15/19	B3/B	77,999
413	6.05%, 10/15/19	B3/B	343,368
1,208	6.15%, 8/15/19	B3/B	1,001,683
1,371	6.25%, 2/15/16	B3/B	1,227,770
25	6.25%, 1/15/19	B3/B	20,850
120	6.30%, 8/15/19	B3/B	100,604
1,168	6.35%, 2/15/16	B3/B	1,051,024
285	6.35%, 4/15/16	B3/B	256,018
216	6.40%, 3/15/16	B3/B	194,663
360	6.40%, 11/15/19	B3/B	303,367
1,357	6.50%, 2/15/16	B3/B	1,229,888
20	6.50%, 9/15/16	B3/B	18,028
442	6.50%, 10/15/16	B3/B	397,959

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PIMCO Income Strategy Fund Schedule of Investments July 31, 2010 (continued)
Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$150	6.50%, 12/15/18	B3/B	$127,407
358	6.55%, 12/15/19	B3/B	304,829
14	6.60%, 5/15/18	B3/B	12,155
51	6.65%, 6/15/18	B3/B	44,270
60	6.70%, 6/15/18	B3/B	52,248
329	6.75%, 4/15/13	B3/B	326,960
3	6.75%, 8/15/16	B3/B	2,739
13	6.75%, 6/15/17	B3/B	11,819
89	6.75%, 5/15/19	B3/B	76,953
10	6.75%, 6/15/19	B3/B	8,653
205	6.80%, 9/15/16	B3/B	188,688
3	6.80%, 10/15/18	B3/B	2,618
938	6.85%, 4/15/16	B3/B	871,364
30	6.85%, 5/15/18	B3/B	26,484
1,425	6.875%, 9/15/11	B3/B	1,454,161
336	6.875%, 8/15/16	B3/B	309,076
5	6.875%, 7/15/18	B3/B	4,384
140	6.90%, 6/15/17	B3/B	128,484
32	6.90%, 8/15/18	B3/B	28,095
151	6.95%, 6/15/17	B3/B	138,966
25	7.00%, 12/15/16	B3/B	23,175
27	7.00%, 6/15/17	B3/B	24,917
130	7.00%, 7/15/17	B3/B	119,869
367	7.00%, 2/15/18	B3/B	330,277
12	7.00%, 3/15/18	B3/B	10,759
155	7.00%, 8/15/18	B3/B	136,956
5	7.00%, 9/15/18	B3/B	4,412
42	7.05%, 3/15/18	B3/B	37,772
39	7.05%, 4/15/18	B3/B	34,994
3,812	7.10%, 9/15/12	B3/B	3,811,787
100	7.125%, 8/15/12	B3/B	99,192
160	7.125%, 10/15/17	B3/B	147,089
40	7.15%, 3/15/25	B3/B	33,619
75	7.20%, 10/15/17	B3/B	69,249
288	7.25%, 6/15/16	B3/B	272,084
293	7.25%, 9/15/17	B3/B	272,438
10	7.25%, 4/15/18	B3/B	9,073
10	7.25%, 8/15/18	B3/B	8,964
141	7.25%, 9/15/18	B3/B	126,610
25	7.30%, 1/15/18	B3/B	22,965
396	7.35%, 4/15/18	B3/B	361,838
57	7.50%, 6/15/16	B3/B	54,089
45	7.55%, 5/15/16	B3/B	42,807
47	7.75%, 10/15/17	B3/B	44,777
110	8.125%, 11/15/17	B3/B	107,534
110	9.00%, 7/15/20	B3/B	110,111
	American General Finance Corp.,
775	0.716%, 8/17/11, FRN	B2/B	714,965
3,900	0.787%, 12/15/11, FRN	B2/B	3,595,488
5,000	5.375%, 10/1/12	B2/B	4,725,000
£1,700	BAC Capital Trust VII, 5.25%, 8/10/35	Baa3/BB	1,970,153
$4,900	Bank of America Corp., 8.125%, 5/15/18 (g)	Ba3/BB	4,937,338
1,400	Capital One Capital VI, 8.875%, 5/15/40	Baa3/BB	1,491,000

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PIMCO Income Strategy Fund Schedule of Investments July 31, 2010 (continued)
Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
	CIT Group, Inc.,
$3,032	7.00%, 5/1/13	B3/B+	$3,016,392
947	7.00%, 5/1/14	B3/B+	926,010
1,157	7.00%, 5/1/15	B3/B+	1,120,456
1,579	7.00%, 5/1/16	B3/B+	1,511,775
2,210	7.00%, 5/1/17	B3/B+	2,094,379
100	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Ba1/BB-	103,500
2,500	Credit Agricole S.A., 6.637%, 5/31/17 (a) (d) (g)	A3/A-	2,125,000
	Ford Motor Credit Co. LLC,
10,250	3.277%, 1/13/12, FRN	Ba3/B-	10,057,813
2,200	7.25%, 10/25/11	Ba3/B-	2,274,622
4,000	12.00%, 5/15/15	Ba3/B-	4,765,292
€3,000	GMAC International Finance BV, 7.50%, 4/21/15	B3/B	3,859,543
$7,000	ILFC E-Capital Trust I, 5.90%, 12/21/65, (converts to FRN on 12/21/10) (a) (b) (d) (k) (acquisition cost-$3,473,750; purchased 11/10/09)	B3/BB	4,795,000
	International Lease Finance Corp.,
650	4.75%, 1/13/12	B1/BB+	630,500
1,400	5.00%, 9/15/12	B1/BB+	1,344,000
650	5.30%, 5/1/12	B1/BB+	633,750
650	5.35%, 3/1/12	B1/BB+	637,000
2,111	5.625%, 9/20/13	B1/BB+	2,005,450
2,947	6.625%, 11/15/13	B1/BB+	2,873,325
	LBG Capital No.1 PLC,
€500	6.439%, 5/23/20	Ba3/BB-	534,148
€200	7.375%, 3/12/20	Ba3/BB-	223,709
£300	7.588%, 5/12/20	Ba3/BB-	406,403
£4,800	7.867%, 12/17/19	Ba3/BB-	6,615,205
£700	7.869%, 8/25/20	Ba3/BB-	953,755
$2,500	7.875%, 11/1/20	Ba3/BB-	2,262,500
1,400	8.00%, 6/15/20 (a) (d) (g)	NR/B+	1,190,000
2,000	8.50%, 12/17/21 (a) (d) (g)	NR/B+	1,700,000
£900	11.04%, 3/19/20	Ba3/BB-	1,501,106
£2,500	LBG Capital No.2 PLC, 11.25%, 9/14/23	Ba2/BB	4,013,130
$2,300	LBI Escrow Corp., 8.00%, 11/1/17 (a) (d)	Ba3/BB	2,423,625
1,500	Lehman Brothers Holdings, Inc., 7.50%, 5/11/38 (e)	WR/NR	2,625
7,400	MUFG Capital Finance 1 Ltd., 6.346%, 7/25/16 (g)	Ba1/BBB+	7,332,527
€1,100	MUFG Capital Finance 2 Ltd., 4.85%, 7/25/16 (g)	Ba1/BBB+	1,275,440
$1,629	NB Capital Trust II, 7.83%, 12/15/26	Baa3/BB	1,637,145
3,700	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (g)	Ba2/BB-	3,117,250
	SLM Corp.,
900	5.00%, 10/1/13	Ba1/BBB-	851,807
1,600	5.375%, 5/15/14	Ba1/BBB-	1,469,358
4,900	8.00%, 3/25/20	Ba1/BBB-	4,355,713
2,168	SMFG Preferred Capital USD 3 Ltd., 9.50%, 7/25/18 (a) (d) (g)	Ba1/BBB+	2,465,408
4,250	Wells Fargo & Co., 7.98%, 3/15/18 (g)	Ba1/A-	4,398,750
2,550	Wells Fargo Capital XIII, 7.70%, 3/26/13 (g)	Ba1/A-	2,626,500
			131,454,385

Healthcare & Hospitals – 1.0%
3,300	HCA, Inc., 9.625%, 11/15/16, PIK	B2/BB-	3,572,250

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PIMCO Income Strategy Fund Schedule of Investments July 31, 2010 (continued)
Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Insurance – 9.2%
$10,000	American General Capital II, 8.50%, 7/1/30	Ba2/B	$9,600,000
2,000	American General Institutional Capital B, 8.125%, 3/15/46 (a) (d)	Ba2/B	1,830,000
	American International Group, Inc.,
1,600	0.639%, 3/20/12, FRN	A3/A-	1,546,664
€2,800	4.875%, 3/15/67, (converts to FRN on 3/15/17)	Ba2/BBB	2,188,703
$6,400	5.45%, 5/18/17 (j)	A3/A-	6,048,000
1,300	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB	1,134,250
4,400	8.25%, 8/15/18 (j)	A3/A-	4,741,000
£1,300	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	1,720,360
$800	AXA S.A., 6.463%, 12/14/18 (a) (d) (g)	Baa1/BBB	640,000
2,300	Hartford Financial Services Group, Inc., 8.125%, 6/15/68, (converts to FRN on 6/15/18)	Ba1/BB+	2,294,250
2,440	Progressive Corp., 6.70%, 6/15/67, (converts to FRN on 6/15/17) (j)	A2/A-	2,342,622
			34,085,849

Oil & Gas – 5.1%
7,700	Atlantic Richfield Co., 8.375%, 2/21/12 (j)	A2/A	7,955,979
	NGPL PipeCo LLC (a) (d) (j),
5,000	7.119%, 12/15/17	Ba1/BBB-	5,272,680
5,000	7.768%, 12/15/37	Ba1/BBB-	5,238,735
600	SandRidge Energy, Inc., 8.00%, 6/1/18 (a) (d)	B3/B+	603,000
			19,070,394

Utilities – 0.2%
390	Dominion Resources, Inc., 6.30%, 9/30/66, (converts to FRN on 9/30/11)	Baa3/BBB	367,186
400	PPL Capital Funding, Inc., 6.70%, 3/30/67, (converts to FRN on 3/30/17)	Ba1/BB+	357,461
			724,647
Total Corporate Bonds & Notes (cost-$234,885,164)			253,804,177

MORTGAGE-BACKED SECURITIES – 19.2%
180	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	Caa2/NR	123,691
3,100	Banc of America Funding Corp., 6.00%, 3/25/37, CMO	Caa1/CCC	2,377,278
1,461	Bear Stearns Adjustable Rate Mortgage Trust, 4.625%, 10/25/35, CMO, FRN	Caa1/BBB	1,286,993
	Chase Mortgage Finance Corp., CMO,
95	5.211%, 12/25/35, FRN	NR/CCC	87,951
1,936	5.424%, 3/25/37, FRN	Caa2/NR	1,592,901
1,600	6.00%, 2/25/37	Caa2/CCC	1,238,674
1,200	6.00%, 7/25/37	NR/CCC	989,954
2,500	6.25%, 10/25/36	Caa1/CCC	2,074,953
678	Citicorp Mortgage Securities, Inc., 5.50%, 4/25/37, CMO	Caa1/NR	582,131
	Countrywide Alternative Loan Trust, CMO,
4,545	6.00%, 5/25/36	Caa3/NR	3,020,406
3,472	6.129%, 4/25/36, VRN	Caa2/CCC	2,352,110
1,430	6.25%, 11/25/36	Caa2/NR	1,019,623
700	6.50%, 8/25/36	Ca/CC	456,012

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PIMCO Income Strategy Fund Schedule of Investments July 31, 2010 (continued)
Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
$132	3.189%, 2/20/35, VRN	A3/AA-	$112,535
2,091	5.50%, 10/25/35	Caa1/NR	1,824,585
1,882	5.75%, 3/25/37	NR/CCC	1,560,457
1,434	6.00%, 5/25/36	NR/CCC	1,268,698
900	6.00%, 2/25/37	NR/CCC	682,686
438	6.00%, 4/25/37	NR/CCC	354,129
1,870	6.25%, 9/25/36	B3/NR	1,522,670
800	Credit Suisse Mortgage Capital Certificates, 6.00%, 2/25/37, CMO	NR/CCC	657,997
	GSR Mortgage Loan Trust, CMO,
469	5.50%, 5/25/36	NR/CCC	403,882
8,689	6.00%, 2/25/36	NR/CCC	7,649,292
84	Harborview Mortgage Loan Trust, 2.960%, 7/19/35, CMO, VRN	Caa3/B	66,887
3,500	JPMorgan Chase Commercial Mortgage Securities Corp., 5.654%, 3/18/51, CMO, VRN (a) (d)	Aa3/NR	2,889,063
	JPMorgan Mortgage Trust, CMO,
2,503	5.00%, 3/25/37	NR/CCC	2,086,235
1,000	5.664%, 1/25/37, VRN	Caa2/NR	812,167
587	6.00%, 8/25/37	NR/CCC	481,281
1,000	Morgan Stanley Reremic Trust, 5.808%, 8/12/45, CMO, VRN (a) (d)	A1/NR	856,389
7,361	RBSCF Trust, 5.223%, 11/16/16, CMO, VRN (a) (d) (f)	NR/NR	6,534,423
	Residential Asset Securitization Trust, CMO,
1,500	5.75%, 2/25/36	Caa3/CC	1,044,837
638	6.00%, 9/25/36	Caa3/D	341,709
1,600	6.00%, 7/25/37	NR/CCC	1,185,851
	Residential Funding Mortgage Securities I, CMO,
793	6.00%, 9/25/36	Caa1/CCC	689,042
1,200	6.00%, 1/25/37	Caa2/NR	992,671
8,439	6.00%, 6/25/37	NR/CC	6,960,780
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO, FRN,
4,772	5.673%, 4/25/37	NR/CCC	3,906,840
645	5.832%, 2/25/37	NR/CCC	499,001
	WaMu Mortgage Pass Through Certificates, CMO,
1,000	5.816%, 2/25/37, FRN	NR/CCC	799,490
366	5.867%, 9/25/36, VRN	NR/CCC	285,603
	Wells Fargo Mortgage Backed Securities Trust, CMO,
394	5.216%, 4/25/36, VRN	NR/BB+	341,648
6,083	5.460%, 7/25/36, FRN	NR/CCC	4,782,572
641	5.468%, 7/25/36, FRN	NR/CCC	500,090
1,000	5.75%, 3/25/37	Caa2/NR	795,433
673	6.00%, 6/25/37	Caa1/NR	595,316
700	6.00%, 7/25/37	B3/BB	629,655
Total Mortgage-Backed Securities (cost-$68,822,595)			71,316,591

MUNICIPAL BONDS – 2.8%

California – 0.3%
1,100	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	A1/BBB+	1,166,759

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PIMCO Income Strategy Fund Schedule of Investments July 31, 2010 (continued)
Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Texas – 2.5%
$9,000	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	Baa3/NR	$9,056,970
Total Municipal Bonds (cost-$10,147,371)			10,223,729

CONVERTIBLE BONDS – 2.7%

Oil & Gas – 2.7%
11,000	Transocean, Inc., 1.50%, 12/15/37, Ser. B (cost-$9,847,086)	Baa2/BBB+	10,175,000

SENIOR LOANS (a) (c) – 1.6%

Consumer Products – 0.2%
1,000	National Mentor, Inc., 2.783%, 6/29/12 (b) (k) (acquisition cost-$998,250; purchased 9/26/06)		830,000

Financial Services – 0.6%
	CIT Group, Inc.,
550	9.50%, 1/20/12, Term 2A		563,129
69	13.00%, 1/18/12, Term 2B		70,391
880	13.00%, 1/20/12, Term 1B		901,006
481	13.00%, 1/20/12, Term 2B		492,738
			2,027,264
Multi-Media – 0.8%
	Seven Media Group, Term T1,
AUD2,766	7.04%, 2/7/13		2,302,331
AUD660	7.43%, 12/28/12		549,388
			2,851,719
Printing/Publishing – 0.0%
$42	American Media, Inc., 10.00%, 1/30/13 (b) (k) (acquisition cost-$42,434; purchased 4/30/10-7/28/10)		40,790
Total Senior Loans (cost-$5,809,256)			5,749,773

CONVERTIBLE PREFERRED STOCK – 1.3%

Shares

Financial Services – 0.7%
2,700	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (g)	Ba1/A-	2,632,500

Utilities – 0.6%
40,000	PPL Corp., 9.50%, 7/1/13	NR/NR	2,229,324
Total Convertible Preferred Stock (cost-$3,920,945)			4,861,824

ASSET-BACKED SECURITIES – 1.0%

Principal Amount (000s)
$1,607	Asset Backed Funding Certificates, 0.549%, 5/25/37, FRN (a) (d)	B3/B-	1,378,004
1,200	GSAA Trust, 6.295%, 6/25/36	Caa1/CCC	681,460

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PIMCO Income Strategy Fund Schedule of Investments July 31, 2010 (continued)
Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$1,199	MASTR Asset Backed Securities Trust, 5.233%, 11/25/35	A1/BBB	$1,073,127
800	Morgan Stanley Mortgage Loan Trust, 6.25%, 2/25/37, VRN	B3/CCC	532,100
Total Asset-Backed Securities (cost-$3,502,586)			3,664,691

PREFERRED STOCK – 0.6%

Shares

Banking – 0.1%
5,000	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (g) (k) (l) (acquisition cost-$267,500; purchased 2/26/10)	NR/A	278,750

Real Estate Investment Trust – 0.5%
1,800	Sovereign Real Estate Investment Trust, 12.00%, 5/16/20 (a) (d) (g)	Baa3/BBB+	1,975,500
Total Preferred Stock (cost-$2,216,000)			2,254,250

SHORT-TERM INVESTMENTS – 2.4%

Principal Amount (000s)

U.S. Treasury Bills (h) – 0.3%
$1,203	0.16%, 8/12/10 (cost-$1,202,942)		1,202,942

Repurchase Agreements – 2.1%
7,300	JPMorgan Securities, Inc., dated 7/30/10, 0.22%, due 8/2/10, proceeds $7,300,134; collateralized by U.S. Treasury Notes, 1.50%, due 12/31/13, valued at $7,451,640, including accrued interest		7,300,000
542	State Street Bank & Trust Co., dated 7/30/10, 0.01%, due 8/2/10, proceeds $542,000; collateralized by U.S. Treasury Notes, 3.125%, due 4/30/17, valued at $556,553, including accrued interest		542,000
Total Repurchase Agreements (cost-$7,842,000)			7,842,000
Total Short-Term Investments (cost-$9,044,942)			9,044,942
Total Investments (cost-$348,195,945) – 100.0%			$371,094,977

14	PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 68.3%

Airlines – 2.3%
	American Airlines Pass Through Trust,
$8,798	9.73%, 9/29/14	Caa2/CCC+	$7,874,000
8,133	10.18%, 1/2/13	Caa1/CCC+	8,112,673
953	United Air Lines Pass Through Trust, 10.40%, 5/1/18	Ba1/BBB	1,039,163
			17,025,836
Banking – 9.1%
5,500	AgFirst Farm Credit Bank, 7.30%, 8/30/10 (a) (b) (d) (g) (k) (acquisition cost-$4,709,000; purchased 2/26/10-4/15/10)	NR/A	4,804,498
	Allied Irish Banks PLC,
700	10.75%, 3/29/17	A2/BBB+	694,470
€4,232	10.75%, 3/29/17	A2/BBB+	5,640,256
£1,168	11.50%, 3/29/22	A2/BBB+	1,888,654
	Barclays Bank PLC (g),
$2,600	7.375%, 12/15/11 (a) (d) (j)	Baa2/A-	2,496,000
3,700	7.434%, 12/15/17 (a) (d)	Baa2/A-	3,644,500
£13,600	14.00%, 6/15/19	Baa2/A-	27,901,630
$6,700	BBVA Bancomer S.A., 7.25%, 4/22/20 (a) (d)	A3/NR	7,044,614
2,000	Den Norske Bank ASA, 7.729%, 6/29/11 (a) (d) (g)	Baa3/BBB+	1,991,224
1,400	HBOS PLC, 6.75%, 5/21/18 (a) (d)	Ba1/BBB-	1,347,882
1,675	Regions Financial Corp., 7.375%, 12/10/37	Ba1/BB+	1,516,171
9,400	UBS Preferred Funding Trust I, 8.622%, 10/1/10 (g)	Baa3/BBB-	9,452,076
			68,421,975
Energy – 1.8%
10,762	AES Red Oak LLC, 8.54%, 11/30/19	B1/BB-	11,057,890
2,300	Dynegy Roseton/Danskammer Pass Through Trust, 7.67%, 11/8/16, Ser. B	B3/B-	2,127,500
			13,185,390
Financial Services – 38.0%
	Ally Financial, Inc.,
25	1.966%, 9/15/11, FRN	B3/B	24,281
30	2.052%, 10/15/11, FRN	B3/B	29,138
81	2.112%, 8/15/11, FRN	B3/B	78,671
360	2.162%, 8/15/11, FRN	B3/B	349,650
250	2.162%, 11/15/11, FRN	B3/B	242,812
33	2.212%, 11/15/11, FRN	B3/B	32,051
38	2.262%, 11/15/11, FRN	B3/B	36,908
155	2.266%, 12/15/11, FRN	B3/B	150,544
100	2.312%, 11/15/11, FRN	B3/B	97,125
30	2.816%, 3/15/12, FRN	B3/B	29,138
416	5.25%, 1/15/14	B3/B	386,390
315	5.35%, 1/15/14	B3/B	293,518
130	5.70%, 6/15/13	B3/B	125,645
561	5.75%, 1/15/14	B3/B	529,428
565	5.90%, 1/15/19	B3/B	460,225
3	5.90%, 2/15/19	B3/B	2,440
585	6.00%, 12/15/13	B3/B	556,560
1,437	6.00%, 2/15/19	B3/B	1,179,148
119	6.00%, 3/15/19	B3/B	97,396
9	6.00%, 9/15/19	B3/B	7,374
486	6.10%, 9/15/19	B3/B	402,326

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PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$159	6.125%, 10/15/19	B3/B	$131,372
394	6.15%, 8/15/19	B3/B	326,708
454	6.15%, 10/15/19	B3/B	375,815
675	6.20%, 4/15/19	B3/B	561,708
500	6.25%, 12/15/18	B3/B	417,486
47	6.25%, 7/15/19	B3/B	39,257
7	6.35%, 4/15/16	B3/B	6,288
792	6.35%, 10/15/16	B3/B	707,474
303	6.35%, 4/15/19	B3/B	254,842
1,142	6.35%, 7/15/19	B3/B	960,782
463	6.375%, 1/15/14	B3/B	445,567
256	6.50%, 7/15/12	B3/B	251,282
249	6.50%, 9/15/16	B3/B	224,450
608	6.50%, 10/15/16	B3/B	547,419
5	6.50%, 6/15/18	B3/B	4,296
449	6.50%, 11/15/18	B3/B	383,465
190	6.50%, 12/15/18	B3/B	161,237
15	6.50%, 5/15/19	B3/B	12,752
45	6.60%, 6/15/12	B3/B	44,318
208	6.60%, 8/15/16	B3/B	188,438
864	6.60%, 5/15/18	B3/B	750,137
100	6.60%, 6/15/19	B3/B	85,631
76	6.625%, 10/15/11	B3/B	74,974
132	6.65%, 10/15/18	B3/B	114,059
190	6.70%, 5/15/14	B3/B	182,076
256	6.70%, 6/15/18	B3/B	222,927
335	6.70%, 12/15/19	B3/B	288,388
160	6.75%, 9/15/12	B3/B	157,501
844	6.75%, 10/15/12	B3/B	830,671
555	6.75%, 6/15/14	B3/B	530,323
215	6.75%, 8/15/16	B3/B	196,528
1,136	6.75%, 11/15/16	B3/B	1,040,369
210	6.75%, 6/15/17	B3/B	190,929
831	6.75%, 7/15/18	B3/B	723,734
3	6.75%, 9/15/18	B3/B	2,609
612	6.75%, 10/15/18	B3/B	531,431
107	6.75%, 11/15/18	B3/B	93,007
92	6.80%, 9/15/16	B3/B	84,220
12	6.80%, 9/15/18	B3/B	10,470
207	6.85%, 4/15/16	B3/B	190,527
7	6.875%, 7/15/18	B3/B	6,137
319	6.90%, 7/15/18	B3/B	280,491
326	6.90%, 8/15/18	B3/B	286,219
135	6.95%, 6/15/17	B3/B	124,241
201	7.00%, 8/15/16	B3/B	187,148
1,729	7.00%, 11/15/16	B3/B	1,604,137
580	7.00%, 12/15/16	B3/B	537,668
1,729	7.00%, 1/15/17	B3/B	1,601,386
601	7.00%, 2/15/17	B3/B	556,421
1,087	7.00%, 6/15/17	B3/B	1,003,149
1,073	7.00%, 7/15/17	B3/B	989,377
43	7.00%, 2/15/18	B3/B	38,697
506	7.00%, 3/15/18	B3/B	453,681

16	PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$15	7.00%, 5/15/18	B3/B	$13,366
400	7.00%, 9/15/18	B3/B	352,994
134	7.00%, 6/15/22	B3/B	114,946
2,035	7.00%, 11/15/24	B3/B	1,699,776
325	7.05%, 3/15/18	B3/B	292,281
4	7.05%, 4/15/18	B3/B	3,589
2,637	7.10%, 9/15/12	B3/B	2,612,040
28	7.15%, 11/15/12	B3/B	27,760
6	7.15%, 9/15/18	B3/B	5,354
477	7.20%, 10/15/17	B3/B	440,421
339	7.25%, 8/15/12	B3/B	336,860
1,998	7.25%, 12/15/12	B3/B	1,984,226
55	7.25%, 6/15/16	B3/B	51,569
653	7.25%, 9/15/17	B3/B	606,799
329	7.25%, 1/15/18	B3/B	301,543
255	7.25%, 4/15/18	B3/B	231,304
39	7.30%, 12/15/17	B3/B	35,958
503	7.30%, 1/15/18	B3/B	462,058
165	7.35%, 1/15/17	B3/B	155,641
58	7.35%, 4/15/18	B3/B	52,997
25	7.375%, 11/15/16	B3/B	23,750
55	7.375%, 4/15/18	B3/B	50,331
166	7.40%, 12/15/17	B3/B	153,953
1,828	7.50%, 11/15/16	B3/B	1,747,701
15	7.50%, 8/15/17	B3/B	14,195
559	7.50%, 11/15/17	B3/B	523,262
290	7.50%, 12/15/17	B3/B	270,524
40	8.00%, 3/15/17	B3/B	38,992
3	8.125%, 11/15/17	B3/B	2,933
25	8.20%, 3/15/17	B3/B	24,615
24	8.40%, 8/15/15	B3/B	23,669
224	9.00%, 7/15/20	B3/B	224,226
	American General Finance Corp. FRN,
1,625	0.716%, 8/17/11	B2/B	1,499,119
8,450	0.787%, 12/15/11	B2/B	7,790,224
£2,100	BAC Capital Trust VII, 5.25%, 8/10/35	Baa3/BB	2,433,719
$10,100	Bank of America Corp., 8.125%, 5/15/18 (g)	Ba3/BB	10,176,962
2,900	Capital One Capital VI, 8.875%, 5/15/40	Baa3/BB	3,088,500
	CIT Group, Inc.,
2,912	7.00%, 5/1/13	B3/B+	2,897,343
1,068	7.00%, 5/1/14	B3/B+	1,043,830
1,068	7.00%, 5/1/15	B3/B+	1,034,485
2,129	7.00%, 5/1/16	B3/B+	2,038,091
2,492	7.00%, 5/1/17	B3/B+	2,360,858
200	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Ba1/BB-	207,000
	Ford Motor Credit Co. LLC,
8,400	3.277%, 1/13/12, FRN	Ba3/B-	8,242,500
7,000	7.25%, 10/25/11	Ba3/B-	7,237,433
3,300	7.80%, 6/1/12	Ba3/B-	3,455,423
11,000	ILFC E-Capital Trust II, 6.25%, 12/21/65, (converts to FRN on 12/21/15) (a) (b) (d) (k) (acquisition cost-$5,582,500; purchased 9/22/09)	B3/BB	7,535,000

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PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
	International Lease Finance Corp.,
$1,350	4.75%, 1/13/12	B1/BB+	$1,309,500
1,350	5.30%, 5/1/12	B1/BB+	1,316,250
1,350	5.35%, 3/1/12	B1/BB+	1,323,000
4,950	5.625%, 9/20/13	B1/BB+	4,702,500
5,950	6.625%, 11/15/13	B1/BB+	5,801,250
2,000	8.625%, 9/15/15 (a) (d)	B1/BB+	2,040,000
15,900	JPMorgan Chase & Co., 7.90%, 4/30/18 (g)	Baa1/BBB+	16,664,472
	LBG Capital No.1 PLC,
€500	6.439%, 5/23/20	Ba3/BB-	534,148
€500	7.375%, 3/12/20	Ba3/BB-	559,272
£300	7.588%, 5/12/20	Ba3/BB-	406,403
£10,200	7.867%, 12/17/19	Ba3/BB-	14,057,310
£1,000	7.869%, 8/25/20	Ba3/BB-	1,362,507
$4,500	7.875%, 11/1/20	Ba3/BB-	4,072,500
£4,700	11.04%, 3/19/20	Ba3/BB-	7,839,111
	LBG Capital No.2 PLC,
€8,900	8.875%, 2/7/20	Ba2/BB	10,754,281
£300	12.75%, 8/10/20	Ba2/BB	514,464
€1,100	15.00%, 12/21/19	Ba2/BB	1,787,766
$4,800	LBI Escrow Corp., 8.00%, 11/1/17 (a) (d)	Ba3/BB	5,058,000
2,500	Lehman Brothers Holdings, Inc., 7.50%, 5/11/38 (e)	WR/NR	4,375
2,000	Mellon Capital IV, 6.244%, 6/20/12 (g) (j)	A3/A-	1,745,000
15,400	MUFG Capital Finance 1 Ltd., 6.346%, 7/25/16 (g)	Ba1/BBB+	15,259,583
€1,600	MUFG Capital Finance 2 Ltd., 4.85%, 7/25/16 (g)	Ba1/BBB+	1,855,186
$22,600	National City Preferred Capital Trust I, 12.00%, 12/10/12 (g) (j)	Baa3/BBB	25,173,688
3,500	NB Capital Trust II, 7.83%, 12/15/26	Baa3/BB	3,517,500
5,965	NSG Holdings LLC, 7.75%, 12/15/25 (a) (d)	Ba2/BB	5,398,325
	SLM Corp.,
14,350	0.728%, 10/25/11, FRN	Ba1/BBB-	13,751,978
10,000	4.386%, 9/15/15, FRN	Ba1/BBB-	7,291,800
1,900	5.00%, 10/1/13	Ba1/BBB-	1,798,259
3,400	5.375%, 5/15/14 (j)	Ba1/BBB-	3,122,387
10,100	8.00%, 3/25/20	Ba1/BBB-	8,978,102
6,750	Wells Fargo & Co., 7.98%, 3/15/18 (g)	Ba1/A-	6,986,250
9,900	Wells Fargo Capital XIII, 7.70%, 3/26/13 (g)	Ba1/A-	10,197,000
			284,227,274
Healthcare & Hospitals – 1.0%
6,700	HCA, Inc., 9.625%, 11/15/16, PIK	B2/BB-	7,252,750
Insurance – 16.1%
3,000	American General Institutional Capital A, 7.57%, 12/1/45 (a) (d)	Ba2/B	2,625,000
10,000	American General Institutional Capital B, 8.125%, 3/15/46 (a) (d)	Ba2/B	9,150,000
	American International Group, Inc.,
3,400	0.639%, 3/20/12, FRN (j)	A3/A-	3,286,661
€17,600	4.875%, 3/15/67, (converts to FRN on 3/15/17)	Ba2/BBB	13,757,560
$10,000	5.05%, 10/1/15 (j)	A3/A-	9,625,000
13,600	5.45%, 5/18/17 (j)	A3/A-	12,852,000
£5,000	5.75%, 3/15/67, (converts to FRN on 3/15/17)	Ba2/BBB	4,894,061
€10,000	8.00%, 5/22/38, (converts to FRN on 5/22/18) (a) (d)	Ba2/BBB	10,943,513

18	PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II Annual Report | 7.31.10

PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Insurance (continued)
$14,550	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB	$12,694,875
1,300	8.25%, 8/15/18 (j)	A3/A-	1,400,750
£14,100	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	18,659,294
$1,700	AXA S.A., 6.463%, 12/14/18 (a) (d) (g)	Baa1/BBB	1,360,000
4,700	Hartford Financial Services Group, Inc., 8.125%, 6/15/68, (converts to FRN on 6/15/18)	Ba1/BB+	4,688,250
15,000	Metlife Capital Trust IV, 7.875%, 12/15/67, (converts to FRN on 12/15/37) (a) (d) (j)	Baa2/BBB	15,075,000
			121,011,964
Total Corporate Bonds & Notes (cost-$469,314,740)			511,125,189

MORTGAGE-BACKED SECURITIES – 18.3%
419	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	Caa2/NR	288,612
	Banc of America Funding Corp., CMO,
5,861	4.251%, 2/20/36, FRN	NR/CCC	5,455,611
135	5.972%, 1/20/47, VRN	NR/CCC	96,640
14,600	6.00%, 3/25/37	Caa1/CCC	11,196,214
	Chase Mortgage Finance Corp., CMO,
189	5.211%, 12/25/35, FRN	NR/CCC	175,903
4,038	5.424%, 3/25/37, FRN	Caa2/NR	3,322,337
4,233	5.50%, 5/25/36	B3/NR	3,618,746
	Citicorp Mortgage Securities, Inc., CMO,
1,356	5.50%, 4/25/37	Caa1/NR	1,164,262
10,334	6.00%, 9/25/37	B3/NR	9,270,530
	Countrywide Alternative Loan Trust, CMO,
2,519	5.50%, 1/25/36	Caa3/CCC	1,757,106
2,730	5.75%, 12/25/36	NR/CC	1,732,588
9,332	6.00%, 5/25/36	Caa3/NR	6,202,051
1,608	6.00%, 4/25/37	NR/CC	892,376
7,163	6.129%, 4/25/36, VRN	Caa2/CCC	4,852,448
2,939	6.25%, 11/25/36	Caa2/NR	2,095,891
1,400	6.50%, 8/25/36	Ca/CC	912,024
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
3,935	5.75%, 3/25/37	NR/CCC	3,262,774
2,912	6.00%, 5/25/36	NR/CCC	2,575,841
1,800	6.00%, 2/25/37	NR/CCC	1,365,372
7,700	6.00%, 3/25/37	NR/CCC	6,218,027
3,844	6.25%, 9/25/36	B3/NR	3,129,934
818	First Horizon Alternative Mortgage Securities, 2.319%, 9/25/34, CMO, FRN	Aa3/AAA	722,008
3,756	First Horizon Asset Securities, Inc., 3.00%, 11/25/35, CMO, FRN	NR/B	2,862,094
5,204	JPMorgan Alternative Loan Trust, 5.904%, 5/25/36, CMO, VRN	NR/CCC	3,313,800
7,500	JPMorgan Chase Commercial Mortgage Securities Corp., 5.654%, 3/18/51, CMO, VRN (a) (d)	Aa3/NR	6,190,850
	JPMorgan Mortgage Trust, CMO,
2,436	5.341%, 10/25/35, VRN	B2/NR	2,324,252
1,028	6.00%, 8/25/37	NR/CCC	842,241
405	6.50%, 9/25/35	NR/B+	373,743

PIMCO Income Strategy Fund	19
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PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$2,535	MASTR Asset Securitization Trust, 6.50%, 11/25/37, CMO	NR/CCC	$2,079,855
2,100	Morgan Stanley Reremic Trust, 5.808%, 8/12/45, CMO, VRN (a) (d)	A1/NR	1,798,417
90	Nomura Asset Acceptance Corp., 4.976%, 5/25/35, CMO	Caa2/CCC	57,478
	Residential Asset Securitization Trust, CMO,
3,102	5.75%, 2/25/36	Caa3/CC	2,160,723
1,277	6.00%, 9/25/36	Caa3/D	683,418
3,400	6.00%, 7/25/37	NR/CCC	2,519,934
	Residential Funding Mortgage Securities I, CMO,
6,970	5.388%, 9/25/35, VRN	Caa2/CCC	5,726,710
17,297	6.00%, 6/25/37	NR/CC	14,267,131
4,535	6.25%, 8/25/36	Caa1/CCC	3,863,717
1,464	Sequoia Mortgage Trust, 0.908%, 5/20/34, CMO, FRN	A1/AAA	1,132,786
1,291	Suntrust Adjustable Rate Mortgage Loan Trust, 5.832%, 2/25/37, CMO, FRN	NR/CCC	998,001
	WaMu Mortgage Pass Through Certificates, CMO,
2,000	5.816%, 2/25/37, FRN	NR/CCC	1,598,980
783	5.867%, 9/25/36, VRN	NR/CCC	612,007
	Wells Fargo Mortgage Backed Securities Trust, CMO,
788	5.216%, 4/25/36, VRN	NR/BB+	683,296
12,376	5.460%, 7/25/36, FRN	NR/CCC	9,729,399
1,340	5.468%, 7/25/36, FRN	NR/CCC	1,045,644
2,000	5.75%, 3/25/37	Caa2/NR	1,590,865
Total Mortgage-Backed Securities (cost-$132,933,704)			136,762,636

SENIOR LOANS (a) (c) – 3.1%

Consumer Products – 0.3%
3,000	National Mentor, Inc., 2.783%, 6/29/12 (b) (k) (acquisition cost-$2,994,751; purchased 9/26/06)		2,490,000
Financial Services – 1.0%
3,000	American General Finance Corp., 7.25%, 4/21/15		2,966,718
1,870	CIT Group, Inc., 13.00%, 1/20/12, Term 1B		1,914,638
2,115	International Lease Finance Corp., 7.00%, 3/17/16, Term B2		2,122,435
			7,003,791
Hotels/Gaming – 0.3%
2,088	MotorCity Casino, Term B (b) (k), 8.50%, 7/23/12
	(acquisition cost-$1,978,924; purchased 10/5/09)		2,063,772
Multi-Media – 1.0%
	Seven Media Group, Term T1,
AUD7,150	7.04%, 2/7/13		5,952,050
AUD1,706	7.43%, 12/28/12		1,420,292
			7,372,342
Printing/Publishing – 0.0%
$106	American Media, Inc., 10.00%, 1/30/13 (b) (k) (acquisition cost-$105,661; purchased 4/30/10-7/28/10)		101,567

20	PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Utilities – 0.5%
	Texas Competitive Electric Holdings Co. LLC,
$4,950	3.845%, 10/10/14		$3,832,619
25	4.033%, 10/10/14		19,406
			3,852,025
Total Senior Loans (cost-$23,504,455)			22,883,497

MUNICIPAL BONDS – 2.5%

California – 0.3%
2,400	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	A1/BBB+	2,545,656
Texas – 2.2%
16,500	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	Baa3/NR	16,604,445
Total Municipal Bonds (cost-$19,006,256)			19,150,101

PREFERRED STOCK – 2.5%

Shares

Automotive Products – 0.0%
20,275	Dura Automotive Systems, Inc., 20.00% (b) (f) (i)	NR/NR	10,137
Banking – 0.0%
5,000	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (g) (k) (l) (acquisition cost-$267,500; purchased 2/26/10)	NR/A	278,750
Insurance – 2.0%
21,655	ABN AMRO North America Capital Funding Trust I, 6.968%, 9/15/10 (a) (d) (g) (l)	Ba3/BB	15,212,638
Real Estate Investment Trust – 0.5%
3,000	Sovereign Real Estate Investment Trust, 12.00%, 5/16/20 (a) (d) (g)	Baa3/BBB+	3,292,500
Total Preferred Stock (cost-$14,772,513)			18,794,025

CONVERTIBLE PREFERRED STOCK – 2.3%

Financial Services – 0.4%
3,000	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (g)	Ba1/A-	2,925,000
Utilities – 1.9%
254,000	PPL Corp., 9.50%, 7/1/13	NR/NR	14,156,207
Total Convertible Preferred Stock (cost-$15,497,180)			17,081,207

ASSET-BACKED SECURITIES – 1.0%

Principal Amount (000s)
$3,382	Asset Backed Funding Certificates, 0.549%, 5/25/37, FRN (a) (d)	B3/B-	2,901,060
2,500	GSAA Trust, 6.295%, 6/25/36	Caa1/CCC	1,419,708
2,448	MASTR Asset Backed Securities Trust, 5.233%, 11/25/35	A1/BBB	2,190,968

PIMCO Income Strategy Fund	21
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PIMCO Income Strategy Fund II Schedule of Investments

July 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$1,600	Morgan Stanley Mortgage Loan Trust, 6.25%, 2/25/37, VRN	B3/CCC	$1,064,201
Total Asset-Backed Securities (cost-$7,237,871)			7,575,937

COMMON STOCK – 0.0%

Shares

Automotive Products – 0.0%
81,383	Dura Automotive Systems, Inc. (f) (i) (cost-$1,317,433)		813

SHORT-TERM INVESTMENTS – 2.0%

Principal Amount (000s)
U.S. Treasury Bills (h) – 0.6%
$4,820	0.153%-0.171%, 8/5/10-8/12/10 (cost-$4,819,764)		4,819,764

Corporate Notes – 0.2%
Financial Services – 0.2%
	Ally Financial, Inc.,
50	1.562%, 2/15/11, FRN	B3/B	48,812
125	1.566%, 3/15/11, FRN	B3/B	122,031
40	1.812%, 5/15/11, FRN	B3/B	38,850
35	1.902%, 4/15/11, FRN	B3/B	33,994
35	1.966%, 6/15/11, FRN	B3/B	33,994
438	2.002%, 7/15/11, FRN	B3/B	425,408
55	2.052%, 7/15/11, FRN	B3/B	53,419
108	2.152%, 7/15/11, FRN	B3/B	104,895
150	2.216%, 9/15/10, FRN	B3/B	147,938
25	2.412%, 8/16/10, FRN	B3/B	24,906
20	7.50%, 9/15/10	B3/B	20,032
100	7.70%, 8/15/10	B3/B	100,051
229	7.85%, 8/15/10	B3/B	229,126
Total Corporate Notes (cost-$1,367,571)			1,383,456

Repurchase Agreements – 1.2%
8,100	Morgan Stanley & Co., Inc., dated 7/30/10, 0.22%, due 8/2/10, proceeds $8,100,149; collateralized by U.S. Treasury Notes, 3.375%, due 11/15/19, valued at $8,326,009, including accrued interest		8,100,000
556	State Street Bank & Trust Co., dated 7/30/10, 0.01%, due 8/2/10, proceeds $556,000; collateralized by U.S. Treasury Notes, 3.125%, due 4/30/17, valued at $567,154 including accrued interest		556,000
Total Repurchase Agreements (cost-$8,656,000)			8,656,000
Total Short-Term Investments (cost-$14,843,335)			14,859,220
Total Investments (cost-$698,427,487) – 100.0%			$748,232,625

22	PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II Annual Report | 7.31.10

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Notes to Schedules of Investments

July 31, 2010 (continued)

Notes to Schedules of Investments:
*	Unaudited.
(a)

Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $64,800,181 and $133,071,268 representing 17.5% and 17.8% of total investments in Income Strategy and Income Strategy II, respectively.

(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Funds are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2010.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.
(f)

Fair-Valued–Securities with an aggregate value of $6,534,423 and $10,950, representing 1.8% and less than 0.1% of total investments in Income Strategy and Income Strategy II, respectively. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)	Perpetual maturity. Maturity date shown is the first call date. On Corporate Bonds & Notes, interest rate is fixed until the first call date and variable thereafter.
(h)	All or partial amount segregated for the benefit of the counterparty as collateral for swaps.
(i)	Non-income producing.
(j)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.
(k)

Restricted. The aggregate acquisition cost of such securities is $7,006,934 and $15,638,336 for Income Strategy and Income Strategy II, respectively. The aggregate market value is $8,215,757 and $17,273,587, representing 2.2% and 2.3% of total investments in Income Strategy and Income Strategy II, respectively.

(l)	Dividend rate is fixed until the first call date and variable thereafter.

Glossary:
AUD	-	Australian Dollar
	£-	British Pound
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on July 31, 2010.
GO	-	General Obligation Bond
LIBOR	-	London Inter-Bank Offered Rate
NR	-	Not Rated
PIK	-	Payment-in-Kind
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on July 31, 2010.

WR	-	Withdrawn Rating

PIMCO Income Strategy Fund		23
See accompanying Notes to Financial Statements. | 7.31.10 | PIMCO Income Strategy Fund II Annual Report

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Statements of Assets and Liabilities

July 31, 2010

	Income Strategy	Income Strategy II
Assets:
Investments, at value (cost-$348,195,945 and $698,427,487, respectively)	$371,094,977	$748,232,625
Cash (including foreign currency of $301,719 and $118,926 with a cost of $299,527 and $117,861, respectively)	302,337	119,164
Receivable for investments sold	9,036,417	14,803,885
Interest receivable	5,173,221	10,353,148
Unrealized appreciation of swaps	650,888	1,295,139
Unrealized appreciation of forward foreign currency contracts	119,651	278,140
Prepaid expenses and other assets	30,453	54,297
Total Assets	386,407,944	775,136,398

Liabilities:
Payable for reverse repurchase agreements	33,451,569	62,808,475
Payable for investments purchased	6,940,390	2,894,016
Dividends payable to common and preferred shareholders	1,861,355	3,783,949
Unrealized depreciation of forward foreign currency contracts	1,210,555	4,179,386
Swap premiums received	857,750	1,766,000
Payable to brokers for cash collateral received	570,000	460,000
Investment management fees payable	225,896	470,425
Unrealized depreciation of unfunded loan commitments	25,625	51,250
Interest payable for reverse repurchase agreements	10,653	14,300
Payable to broker	–	42,340
Unrealized depreciation of swaps	–	19,133
Accrued expenses and other liabilities	219,476	305,186
Total Liabilities	45,373,269	76,794,460
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 3,159 and 6,440 shares issued and outstanding, respectively)	78,975,000	161,000,000
Net Assets Applicable to Common Shareholders	$262,059,675	$537,341,938

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$247	$578
Paid-in-capital in excess of par	409,512,463	930,565,311
Undistributed net investment income	6,672,703	13,526,981
Accumulated net realized loss	(176,586,698)	(453,963,792)
Net unrealized appreciation of investments, swaps, unfunded loan commitments and foreign currency transactions	22,460,960	47,212,860
Net Assets Applicable to Common Shareholders	$262,059,675	$537,341,938
Common Shares Issued and Outstanding	24,683,412	57,813,516
Net Asset Value Per Common Share	$10.62	$9.29

24	PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II Annual Report | 7.31.10 | See accompanying Notes to Financial Statements.

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Statements of Operations

Year ended July 31, 2010

	Income Strategy	Income Strategy II
Investment Income:
Interest	$30,314,463	$59,345,593
Dividends	272,169	1,747,670
Facility and other fee income	161,121	199,573
Total Investment Income	30,747,753	61,292,836

Expenses:
Investment management fees	2,252,241	4,697,751
Custodian and accounting agent fees	191,175	279,894
Auction agent fees and commissions	136,741	270,007
Audit and tax services	112,808	112,701
Interest expense	96,914	221,486
Legal fees	71,920	128,295
Shareholder communications	67,221	120,297
Transfer agent fees	37,549	37,480
Trustees’ fees and expenses	25,255	54,485
New York Stock Exchange listing fees	21,500	34,523
Insurance expense	8,522	16,705
Miscellaneous	18,700	18,808
Total expenses	3,040,546	5,992,432

Net Investment Income	27,707,207	55,300,404

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on: Investments	10,647,873	(6,796,752)
Futures contracts	916,842	1,736,484
Swaps	72,787	355,625
Foreign currency transactions	1,025,232	3,856,116
Net change in unrealized appreciation/depreciation of: Investments	38,534,637	99,187,633
Swaps	(955,293)	(1,751,648)
Unfunded loan commitments	153,541	307,082
Foreign currency transactions	(1,152,077)	(3,304,557)
Net realized and change in unrealized gain on investments, futures contracts, swaps, unfunded loan commitments and foreign currency transactions	49,243,542	93,589,983
Net Increase in Net Assets Resulting from Investment Operations	76,950,749	148,890,387
Dividends on Preferred Shares from Net Investment Income	(1,184,659)	(2,413,554)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$75,766,090	$146,476,833

PIMCO Income Strategy Fund	25
See accompanying Notes to Financial Statements. | 7.31.10 | PIMCO Income Strategy Fund II Annual Report

PIMCO Income Strategy Fund
Statements of Changes in Net Assets Applicable to Common Shareholders

	Year ended July 31,
	2010	2009
Investment Operations:
Net investment income	$27,707,207	$28,081,101
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency transactions	12,662,734	(125,066,080)
Net change in unrealized appreciation/depreciation of investments, swaps, unfunded loan commitments and foreign currency transactions	36,580,808	18,780,180
Net increase (decrease) in net assets resulting from investment operations	76,950,749	(78,204,799)

Dividends on Preferred Shares from Net Investment Income	(1,184,659)	(3,784,254)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	75,766,090	(81,989,053)

Dividends to Common Shareholders from Net Investment Income	(39,077,561)	(21,508,007)

Capital Share Transactions:
Net proceeds from rights offering (See Note 8)	57,647,677	–
Offering costs charged to paid-in-capital in excess of par (See Note 8)	(537,741)	–
Reinvestment of dividends	2,279,525	338,301
Net increase in net assets from capital share transactions	59,389,461	338,301
Total increase (decrease) in net assets applicable to common shareholders	96,077,990	(103,158,759)

Net Assets Applicable to Common Shareholders:
Beginning of year	165,981,685	269,140,444
End of year (including undistributed net investment income of $6,672,703 and $18,110,199, respectively)	$262,059,675	$165,981,685

Common Shares Issued:
Issued in rights offering	6,173,000	–
Issued in reinvestment of dividends	202,656	41,974
Net increase	6,375,656	41,974

26	PIMCO Income Strategy Fund
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PIMCO Income Strategy Fund II
Statements of Changes in Net Assets Applicable to Common Shareholders (continued)

	Year ended July 31,
	2010	2009
Investment Operations:
Net investment income	$55,300,404	$61,443,492
Net realized loss on investments, futures contracts, swaps and foreign currency transactions	(848,527)	(310,163,613)
Net change in unrealized appreciation/depreciation of investments, swaps, unfunded loan commitments and foreign currency transactions	94,438,510	36,741,535
Net increase (decrease) in net assets resulting from investment operations	148,890,387	(211,978,586)

Dividends on Preferred Shares from Net Investment Income	(2,413,554)	(8,434,704)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	146,476,833	(220,413,290)

Dividends to Common Shareholders from Net Investment Income	(73,374,027)	(43,472,525)

Capital Share Transactions:
Net proceeds from rights offering (See Note 8)	118,231,945	–
Offering costs charged to paid-in-capital in excess of par (See Note 8)	(603,331)	–
Reinvestment of dividends	4,661,254	1,203,410
Net increase in net assets from capital share transactions	122,289,868	1,203,410
Total increase (decrease) in net assets applicable to common shareholders	195,392,674	(262,682,405)

Net Assets Applicable to Common Shareholders:
Beginning of year	341,949,264	604,631,669
End of year (including undistributed net investment income of $13,526,981 and $31,899,814, respectively)	$537,341,938	$341,949,264

Common Shares Issued:
Issued in rights offering	14,444,000	–
Issued in reinvestment of dividends	494,251	176,606
Net increase	14,938,251	176,606

PIMCO Income Strategy Fund	27
See accompanying Notes to Financial Statements. | 7.31.10 | PIMCO Income Strategy Fund II Annual Report

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II Statements of Cash Flows Year ended July 31, 2010

	Income Strategy	Income Strategy II
Decrease in Cash from:
Cash Flows used for Operating Activities:
Net increase in net assets resulting from investment operations	$76,950,749	$148,890,387

Adjustments to reconcile net increase in net assets resulting from investment operations to net cash used for operating activities:
Purchases of long-term investments	(380,765,068)	(682,589,556)
Proceeds from sales of long-term investments	340,373,368	530,743,919
(Purchases) sales of short-term portfolio investments, net	(11,264,282)	30,477,636
Net change in unrealized appreciation/depreciation of investments, swaps, unfunded loan commitments and foreign currency transactions	(36,580,808)	(94,438,510)
Net realized (gain) loss on investments, futures contracts, swaps and foreign currency transactions	(12,662,734)	848,527
Net amortization on investments	(11,758,837)	(20,774,720)
Increase in receivable for investments sold	(3,072,891)	(1,364,063)
Increase in interest receivable	(2,487,766)	(4,849,567)
Proceeds from futures contracts transactions	916,842	1,736,484
Decrease in receivable from broker	–	94,272
Increase in prepaid expenses and other assets	(14,116)	(25,948)
Decrease in payable for investments purchased	(916,486)	(21,231,235)
Increase (decrease) in payable to broker	(138,890)	42,340
Increase (decrease) in payable to brokers for cash collateral received	570,000	(110,000)
Periodic and termination payments of swaps, net	(1,122,521)	(2,005,336)
Net cash provided by foreign currency transactions	756,365	3,924,174
Increase in investment management fees payable	73,020	158,420
Increase in interest payable for reverse repurchase agreements	9,063	14,268
Increase (decrease) in accrued expenses and other liabilities	(27,138)	15,593
Net cash used for operating activities*	(41,162,130)	(110,442,915)

Cash Flows provided by Financing Activities:
Increase in payable for reverse repurchase agreements	21,346,819	62,366,475
Cash dividends paid (excluding reinvestment of dividends of $2,279,525 and $4,661,254, respectively)	(37,329,965)	(69,998,786)
Proceeds from rights offering (See Note 8)	57,647,677	118,231,945
Offering costs charged to paid-in-capital in excess of par (See Note 8)	(537,741)	(603,331)
Net cash provided by financing activities	41,126,790	109,996,303
Net decrease in cash	(35,340)	(446,612)
Cash at beginning of year	337,677	565,776
Cash at end of year	$302,337	$119,164

*

Included in operating expenses is cash paid by Income Strategy and Income Strategy II for interest primarily related to participation in reverse repurchase agreement transactions of $87,822 and $207,019, respectively.

28	PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II Annual Report | 7.31.10 | See accompanying Notes to Financial Statements.

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II Notes to Financial Statements July 31, 2010

1. Organization and Significant Accounting Policies

PIMCO Income Strategy Fund (“Income Strategy”) and PIMCO Income Strategy Fund II (“Income Strategy II”), formerly known as PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund, respectively, each a “Fund” and collectively the “Funds”, were organized as Massachusetts business trusts on June 19, 2003 and June 30, 2004, respectively. Prior to commencing operations on August 29, 2003 and October 29, 2004, respectively, Income Strategy and Income Strategy II had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Funds’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Funds have an unlimited amount of $0.00001 par value of common stock authorized.

Each Fund’s investment objective is to seek high current income, consistent with the preservation of capital. There is no guarantee that the Funds will meet their stated objectives.

Effective March 1, 2010, each Fund changed its name and rescinded its prior non-fundamental investment policy. Each Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating and/or fixed-rate debt instruments. The ability of the issuers of the Funds’ investments to meet their obligations may be affected by economic developments in a specific industry.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally

PIMCO Income Strategy Fund	29
7.31.10 | PIMCO Income Strategy Fund II Annual Report

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II Notes to Financial Statements July 31, 2010

1. Organization and Significant Accounting Policies (continued)

determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the year ended July 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models and option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at July 31, 2010 in valuing Income Strategy’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/10
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$8,767,171	$17,101,920	$25,869,091
Financial Services	$5,814,251	125,640,134	–	131,454,385
All Other	–	96,480,701	–	96,480,701
Mortgaged-Backed Securities	–	64,782,168	6,534,423	71,316,591
Municipal Bonds	–	10,223,729	–	10,223,729
Convertible Bonds	–	10,175,000	–	10,175,000
Senior Loans	–	5,749,773	–	5,749,773
Convertible Preferred Stock:
Financial Services	2,632,500	–	–	2,632,500
Utilities	–	2,229,324	–	2,229,324
Asset-Backed Securities	–	3,664,691	–	3,664,691
Preferred Stock	–	2,254,250	–	2,254,250
Short-Term Investments	–	9,044,942	–	9,044,942
Total Investments in Securities – Assets	$8,446,751	$339,011,883	$23,636,343	$371,094,977

30	PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II Annual Report | 7.31.10

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II Notes to Financial Statements July 31, 2010

1. Organization and Significant Accounting Policies (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/10
Other Financial Instruments*– Assets
Credit Contracts	–	$650,888	–	$650,888
Foreign Exchange Contracts	–	119,651	–	119,651
Total Other Financial Instruments* – Assets	–	$770,539	–	$770,539

Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	$(1,210,555)	–	$(1,210,555)
Total Investments	$8,446,751	$338,571,867	$23,636,343	$370,654,961

There were no significant transfers into and out of Levels 1 and 2 during the year ended July 31, 2010.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Income Strategy for the year ended July 31, 2010, was as follows:

	Beginning Balance 7/31/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 7/31/10
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$17,158,503	$(30,954)	–	$(25,629)	–	–	$17,101,920
Insurance	$6,810,437	(9,925,000)	1,868,196	$826,161	420,206	–	–	–
Mortgaged-Backed Securities	–	6,256,850	2,825	–	274,748	–	–	6,534,423
Preferred Stock	1,191,803	(2,700,000)	–	(368,307)	1,876,504	–	–	–
Short-Term Investments	1,727,600	(1,800,000)	–	–	72,400	–	–	–
Total Investments in Securities – Assets	$9,729,840	$8,990,353	$1,840,067	$457,854	$2,618,229	–	–	$23,636,343
Other Financial Instruments* – Assets
Credit Contracts	$69,735	$(69,735)	–	–	–	–	–	–
Total Investments	$9,799,575	$8,920,618	$1,840,067	$457,854	$2,618,229	–	–	$23,636,343

PIMCO Income Strategy Fund	31
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Notes to Financial Statements

July 31, 2010

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at July 31, 2010 in valuing Income Strategy II’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/10
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$15,986,673	$1,039,163	$17,025,836
Financial Services	$312,793	283,914,481	–	284,227,274
All Other	–	209,872,079	–	209,872,079
Mortgaged-Backed Securities	–	136,762,636	–	136,762,636
Senior Loans	–	22,883,497	–	22,883,497
Municipal Bonds	–	19,150,101	–	19,150,101
Preferred Stock:
Automotive Products	–	–	10,137	10,137
All Other	–	18,783,888	–	18,783,888
Convertible Preferred Stock:
Financial Services	2,925,000	–	–	2,925,000
Utilities	–	14,156,207	–	14,156,207
Asset-Backed Securities	–	7,575,937	–	7,575,937
Common Stock	–	–	813	813
Short-Term Investments	–	14,859,220	–	14,859,220
Total Investments in Securities – Assets	$3,237,793	$743,944,719	$1,050,113	$748,232,625
Other Financial Instruments* – Assets
Credit Contracts	–	$1,295,139	–	$1,295,139
Foreign Exchange Contracts	–	278,140	–	278,140
Total Other Financial Instruments* – Assets	–	$1,573,279	–	$1,573,279
Other Financial Instruments* – Liabilities
Credit Contracts	–	$(19,133)	–	$(19,133)
Foreign Exchange Contracts	–	(4,179,386)	–	(4,179,386)
Total Other Financial Instruments* – Liabilities	–	$(4,198,519)	–	$(4,198,519)
Total Investments	$3,237,793	$741,319,479	$1,050,113	$745,607,385

There were no significant transfers into and out of Levels 1 and 2 during the year ended July 31, 2010.

32	PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II Annual Report | 7.31.10

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Notes to Financial Statements

July 31, 2010

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Income Strategy II for the year ended July 31, 2010, was as follows:

	Beginning Balance 7/31/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 7/31/10
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$1,360,740	$(19,158)	$(300,132)	$(2,287)	–	–	$1,039,163
Insurance	$6,810,437	(9,925,000)	1,868,196	826,160	420,207	–	–	–
Preferred Stock:
Automotive Products	10,137	–	–	–	–	–	–	10,137
Common Stock	81,383	–	–	–	(80,570)	–	–	813
Short-Term Investments	4,030,860	(4,200,000)	–	–	169,140	–	–	–
Total Investments in Securities – Assets	$10,932,817	$(12,764,260)	$1,849,038	$526,028	$506,490	–	–	$1,050,113
Other Financial Instruments*
Credit Contracts	$48,716	$(48,716)	–	–	–	–	–	–
Total Investments	$10,981,533	$(12,812,976)	$1,849,038	$526,028	$506,490	–	–	$1,050,113

* Other Financial Instruments are derivative instruments not reflected in the Schedules of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments, which Income Strategy and Income Strategy II held at July 31, 2010, was $249,119 and $(82,857), respectively. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Funds are amortized as income over the expected term of the loan. Commitment fees received by the Funds relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at July 31, 2010. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

PIMCO Income Strategy Fund	33
7.31.10 | PIMCO Income Strategy Fund II Annual Report

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Notes to Financial Statements

July 31, 2010

1. Organization and Significant Accounting Policies (continued)

(e) Dividends and Distributions — Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(h) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent a Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

34	PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II Annual Report | 7.31.10

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Notes to Financial Statements

July 31, 2010

1. Organization and Significant Accounting Policies (continued)

(i) Senior Loans

The Funds purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(j) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(k) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(l) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to various risks such as, but not limited to, interest rate, market price, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Funds’ shares.

The Funds are exposed to credit risk which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

PIMCO Income Strategy Fund	35
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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Notes to Financial Statements

July 31, 2010

2. Principal Risks (continued)

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Funds hold mortgage-related securities, they may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

Similar to credit risk, the Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between

36	PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II Annual Report | 7.31.10

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Notes to Financial Statements

July 31, 2010

2. Principal Risks (continued)

the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc. (“SLH”), a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of SLH. Lehman Brothers International (Europe) (“LBI”) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. (“LBSF”) filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Funds had credit default swap agreements and securities outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The credit default swap agreements associated with LBSF as counterparty were written down to their estimated recoverable values. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as the referenced entity. These recovery rates, as well as the current value of Senior Lehman bonds, were utilized in determining estimated recovery values for certain holdings. On September 23, 2009, LBSF returned all cash collateral to the Funds and the Funds paid all outstanding liabilities owed to LBSF. Losses for derivatives transactions associated with LBSF have been incorporated as net realized loss on the Statements of Operations of the Funds. The current balance shown in payable to broker on the Statement of Assets and Liabilities for Income Strategy II represents the amount due to LBI.

3. Financial Derivative Instruments

Disclosure about derivative instruments and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment. Derivative notional amounts and values as of July 31, 2010, which are disclosed in the accompanying Notes to Financial Statements, are indicative of the volume of the Funds’ derivatives activities during the reporting period.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the

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Notes to Financial Statements

July 31, 2010

3. Financial Derivative Instruments (continued)

price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Swap Agreements

Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As sellers, the Funds would effectively add leverage to their portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the

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Notes to Financial Statements

July 31, 2010

3. Financial Derivative Instruments (continued)

Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of July 31, 2010 for which the Funds are sellers of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

(c) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The

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Notes to Financial Statements
July 31, 2010

3. Financial Derivative Instruments (continued)

Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain (loss) reflected in the Funds’ Statements of Assets and Liabilities.

Fair Value of Derivative Instruments at July 31, 2010

The following is a summary of the fair valuation of the Funds’ derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Funds’ Statements of Assets and Liabilities at July 31, 2010:

Income Strategy:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps	$650,888	–	$650,888
Unrealized appreciation of forward foreign currency contracts	–	$119,651	119,651
Total asset derivatives	$650,888	$119,651	$770,539
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	–	$(1,210,555)	$(1,210,555)
Total liability derivatives	–	$(1,210,555)	$(1,210,555)

Income Strategy II:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps	$1,295,139	–	$1,295,139
Unrealized appreciation of forward foreign currency contracts	–	$278,140	278,140
Total asset derivatives	$1,295,139	$278,140	$1,573,279
Liability derivatives:
Unrealized depreciation of swaps	$(19,133)	–	$(19,133)
Unrealized depreciation of forward foreign currency contracts	–	$(4,179,386)	(4,179,386)
Total liability derivatives	$(19,133)	$(4,179,386)	$(4,198,519)

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Notes to Financial Statements
July 31, 2010

3. Financial Derivative Instruments (continued)

The effect of derivative instruments on the Funds’ Statements of Operations for the year ended July 31, 2010:

Income Strategy:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$916,842	–	–	$916,842
Swaps	–	$72,787	–	72,787
Foreign currency transactions	–	–	$1,135,756	1,135,756
Total net realized gain	$916,842	$72,787	$1,135,756	$2,125,385
Net change in unrealized appreciation/depreciation of:
Swaps	–	$(955,293)	–	$(955,293)
Foreign currency transactions	–	–	$(883,210)	(883,210)
Total net change in unrealized appreciation/depreciation	–	$(955,293)	$(883,210)	$(1,838,503)

Income Strategy II:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$1,736,484	–	–	$1,736,484
Swaps	–	$355,625	–	355,625
Foreign currency transactions	–	–	$4,432,878	4,432,878
Total net realized gain	$1,736,484	$355,625	$4,432,878	$6,524,987
Net change in unrealized appreciation/depreciation of:
Swaps	–	$(1,751,648)	–	$(1,751,648)
Foreign currency transactions	–	–	$(3,372,615)	(3,372,615)
Total net change in unrealized appreciation/depreciation	–	$(1,751,648)	$(3,372,615)	$(5,124,263)

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of each Fund’s average weekly total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

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Notes to Financial Statements
July 31, 2010

5. Investments in Securities

Purchases and sales of investments, other than short-term securities for the year ended July 31, 2010, were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
PIMCO Income Strategy Fund	$840,902	$1,962,904	$379,186,666	$339,305,000
PIMCO Income Strategy Fund II	273,853	3,970,162	680,840,702	529,157,604

(a) Credit default swap agreements:

Sell protection swap agreements outstanding at July 31, 2010 (1):

Income Strategy:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s) (3)	Credit Spread (2)*	Termination Date	Payments Received	Market Value (4)	Upfront Premiums Received	Unrealized Appreciation
Citigroup:
SLM	$3,300	6.43%	12/20/13	5.00%	$(115,958)	$(406,250)	$290,292
Deutsche Bank:
SLM	2,550	6.43%	12/20/13	5.00%	(89,605)	(357,000)	267,395
Goldman Sachs:
HCA	1,500	2.58%	9/20/13	3.00%	22,420	–	22,420
Merrill Lynch:
SLM	675	6.43%	12/20/13	5.00%	(23,719)	(94,500)	70,781
					$(206,862)	$(857,750)	$650,888

Income Strategy II:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s) (3)	Credit Spread (2)*	Termination Date	Payments Received	Market Value (4)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Citigroup:
SLM	$6,550	6.43%	12/20/13	5.00%	$(230,160)	$(807,000)	$576,840
Deutsche Bank:
Ford Motor	1,000	3.40%	6/20/12	2.17%	(19,133)	–	(19,133)
SLM	5,400	6.43%	12/20/13	5.00%	(189,750)	(756,000)	566,250
Merrill Lynch:
SLM	1,450	6.43%	12/20/13	5.00%	(50,951)	(203,000)	152,049
					$(489,994)	$(1,766,000)	$1,276,006

*	Unaudited.
(1)

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit

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Notes to Financial Statements

July 31, 2010

5. Investments in Securities (continued)

soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)       The maximum potential amount the Funds could be required to make available as sellers of credit protection or receive as buyers of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)       The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2010 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) Forward foreign currency contracts outstanding at July 31, 2010:

Income Strategy:	Counterparty	U.S.$ Value on Origination Date	U.S.$Value July 31, 2010	Unrealized Appreciation (Depreciation)
Purchased:
4,105,140 Brazilian Real settling 8/3/10	Goldman Sachs	$2,254,518	$2,333,460	$78,942
4,105,140 Brazilian Real settling 10/4/10	JPMorgan Chase	2,285,076	2,302,959	17,883
179,020 Brazilian Real settling 10/4/10	Royal Bank of Scotland	100,000	100,429	429
623,000 Canadian Dollar settling 8/16/10	Goldman Sachs	585,367	604,793	19,426
7,095,112 Chinese Yuan Renminbi settling 1/10/11	JPMorgan Chase	1,057,000	1,050,676	(6,324)
106,000 Euro settling 8/24/10	Citigroup	135,124	138,095	2,971
699,210,000 South Korean Won settling 11/12/10	HSBC Bank	612,000	588,519	(23,481)

Sold:
1,840,000 Australian Dollar settling 10/29/10	Deutsche Bank	1,627,793	1,648,965	(21,172)
4,105,140 Brazilian Real settling 8/3/10	JPMorgan Chase	2,316,670	2,333,460	(16,790)
22,304,000 British Pound settling 8/23/10	Morgan Stanley	33,980,144	34,926,975	(946,831)
1,341,000 Euro settling 8/24/10	Citigroup	1,655,518	1,747,035	(91,517)
7,046,000 Euro settling 10/26/10	UBS	9,094,730	9,177,869	(83,139)
49,042,000 Japanese Yen settling 8/23/10	HSBC Bank	554,397	566,003	(11,606)
35,607,500 South Korean Won settling 11/12/10	Barclays Bank	29,397	29,971	(574)
203,220,000 South Korean Won settling 11/12/10	Citigroup	165,155	171,049	(5,894)
67,975,000 South Korean Won settling 11/12/10	JPMorgan Chase	54,983	57,214	(2,231)
15,990,000 South Korean Won settling 11/12/10	Royal Bank of Scotland	13,132	13,459	(327)
10,000 Swiss Franc settling 9/21/10	Citigroup	8,894	9,563	(669)
				$(1,090,904)

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Notes to Financial Statements

July 31, 2010

5. Investments in Securities (continued)

Income Strategy II:	Counterparty	U.S.$ Value on Origination Date	U.S.$Value July 31, 2010	Unrealized Appreciation (Depreciation)
Purchased:
8,406,534 Brazilian Real settling 8/3/10	Goldman Sachs	$4,616,819	$4,778,477	$161,658
8,406,534 Brazilian Real settling 10/4/10	JPMorgan Chase	4,679,396	4,716,016	36,620
358,040 Brazilian Real settling 10/4/10	Royal Bank of Scotland	200,000	200,858	858
1,276,000 Canadian Dollar settling 8/16/10	Goldman Sachs	1,198,922	1,238,709	39,787
14,519,138 Chinese Yuan Renminbi settling 1/10/11	JPMorgan Chase	2,163,000	2,150,060	(12,940)
620,000 Euro settling 8/24/10	Bank of America	799,778	807,727	7,949
1,083,000 Euro settling 8/24/10	Citigroup	1,380,555	1,410,917	30,362
8,694,000 Japanese Yen settling 9/14/10	Citigroup	99,954	100,358	404
8,731,000 Japanese Yen settling 8/23/10	Morgan Stanley	100,264	100,766	502
1,430,410,000 South Korean Won settling 11/12/10	HSBC Bank	1,252,000	1,203,963	(48,037)

Sold:
7,452,000 Australian Dollar settling 10/29/10	Deutsche Bank	6,592,561	6,678,306	(85,745)
8,406,534 Brazilian Real settling 8/3/10	JPMorgan Chase	4,744,094	4,778,476	(34,382)
50,268,000 British Pound settling 8/23/10	Morgan Stanley	76,583,298	78,717,234	(2,133,936)
22,727,000 Euro settling 8/24/10	Citigroup	28,057,391	29,608,410	(1,551,019)
7,972,000 Euro settling 8/24/10	Morgan Stanley	10,172,997	10,385,807	(212,810)
4,892,000 Euro settling 10/26/10	UBS	6,314,423	6,372,146	(57,723)
101,104,000 Japanese Yen settling 8/23/10	HSBC Bank	1,142,935	1,166,862	(23,927)
71,170,000 South Korean Won settling 11/12/10	Barclays Bank	58,757	59,903	(1,146)
424,020,000 South Korean Won settling 11/12/10	Citigroup	344,528	356,894	(12,366)
143,200,000 South Korean Won settling 11/12/10	JPMorgan Chase	115,829	120,530	(4,701)
31,980,000 South Korean Won settling 11/12/10	Royal Bank of Scotland	26,263	26,917	(654)
				$(3,901,246)

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Notes to Financial Statements

July 31, 2010

5. Investments in Securities (continued)

(c) Open reverse repurchase agreements at July 31, 2010 were:

Income Strategy:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.49%	7/12/10	8/11/10	$9,666,506	$9,663,875
	0.49%	7/14/10	8/13/10	4,252,291	4,251,250
	0.50%	7/8/10	8/9/10	7,472,934	7,470,444
Credit Suisse First Boston	0.55%	7/6/10	8/6/10	2,172,863	2,172,000
	0.55%	7/8/10	8/6/10	9,897,628	9,894,000
					$33,451,569

Income Strategy II:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.48%	7/21/10	8/20/10	$9,073,831	$9,072,500
	0.49%	7/12/10	8/11/10	8,276,752	8,274,500
	0.49%	7/16/10	8/17/10	2,285,248	2,284,750
	0.49%	7/19/10	8/18/10	15,155,656	15,152,975
	0.50%	7/7/10	8/6/10	1,582,299	1,581,750
Barclays Bank	0.48%	7/23/10	8/23/10	1,303,156	1,303,000
	0.70%	7/23/10	8/23/10	2,822,494	2,822,000
Credit Suisse First Boston	0.55%	7/1/10	8/2/10	2,847,348	2,846,000
	0.55%	7/7/10	8/6/10	855,327	855,000
	0.55%	7/15/10	8/16/10	7,449,934	7,448,000
	0.55%	7/16/10	8/17/10	11,170,730	11,168,000
					$62,808,475

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended July 31, 2010 for Income Strategy and Income Strategy II were $18,352,776 and $45,362,664, respectively, at a weighted average interest rate of 0.59% and 0.51%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at July 31, 2010 were $37,167,893 and $67,741,486, respectively.

At July 31, 2010, Income Strategy held $87,340 and $1,250,000 in principal value of U.S. Government Agency securities and Corporate Bonds respectively, and $570,000 in cash as collateral for open reverse repurchase agreements. At July 31, 2010, Income Strategy II held $840,000 in principal value of Corporate Bonds and $460,000 in cash as collateral for open reverse repurchase agreements. Cash collateral received may be invested in accordance with the Funds’ investment strategies. Collateral received in the form of securities will not be pledged.

(d) At July 31, 2010, the Funds had the following unfunded loan commitments which could be extended at the option of the borrower (principal amounts shown):

Borrower	Income Strategy	Income Strategy II
Eastman Kodak	$512,500	$1,025,000

6. Income Tax Information

Income Strategy:

The tax character of dividends paid was:

	Year ended July 31, 2010	Year ended July 31, 2009
Ordinary Income	$40,262,220	$25,292,261

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Notes to Financial Statements

July 31, 2010

6. Income Tax Information (continued)

At July 31, 2010, the tax character of distributable earnings was $6,380,673 of ordinary income.

In accordance with U.S. Treasury regulations, Income Strategy elected to defer realized foreign currency losses of $462,212, realized capital losses of $1,647,522 and losses from Passive Foreign Investment Companies (“PFICs”) of $27,970 arising after October 31, 2009. Such losses are treated for tax purposes as arising on August 1, 2010.

For the year ended July 31, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions, paydowns and consent fees. These adjustments were to increase both undistributed net investment income and accumulated net realized loss by $1,117,517.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended July 31, 2010, Income Strategy received $333,137 from swap agreements which are treated as net realized gain for financial statement purposes and as net income for federal tax purposes.

At July 31, 2010, Income Strategy had a capital loss carryforward of $174,518,129 (of which $3,531,776 will expire in 2016, $64,671,694 will expire in 2017 and $106,314,659 will expire in 2018) available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Income Strategy II:

The tax character of dividends paid was:

	Year ended July 31, 2010	Year ended July 31, 2009
Ordinary Income	$75,787,581	$51,907,229

At July 31, 2010, the tax character of distributable earnings was $11,990,805 of ordinary income.

In accordance with U.S. Treasury regulations, Income Strategy II elected to defer realized foreign currency losses of $1,672,694, realized capital losses of $6,828,957 and losses from PFICs of $65,370 arising after October 31, 2009. Such losses are treated for tax purposes as arising on August 1, 2010.

For the year ended July 31, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions, paydowns and consent fees. These adjustments were to increase undistributed net investment income by $2,114,344, increase accumulated net realized loss by $2,114,932 and increase paid-in-capital in excess of par by $588.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended July 31, 2010, Income Strategy II received $623,229 from swap agreements which are treated as net realized gain for financial statement purposes and as net income for federal tax purposes.

At July 31, 2010, Income Strategy had a capital loss carryforward of $446,449,643 (of which $11,931,485 will expire in 2015, $11,695,377 will expire in 2016, $145,330,255 will expire in 2017 and $277,492,526 will expire in 2018) available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2010 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Income Strategy	$348,616,967	$25,364,680	$2,886,670	$22,478,010
Income Strategy II	699,112,678	59,105,133	9,985,186	49,119,947

The difference between book and tax cost is primarily attributable to wash sales and recognized gain for tax purposes on a corporate action.

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PIMCO Income Strategy Fund II Annual Report | 7.31.10

PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Notes to Financial Statements

July 31, 2010

7. Auction-Rate Preferred Shares

Income Strategy has 1,053 shares of Preferred Shares Series T, 1,053 shares of Preferred Shares Series W, 1,053 shares of Preferred Shares Series TH outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

Income Strategy II has 1,288 shares of Preferred Shares Series M, 1,288 shares of Preferred Shares Series T, 1,288 shares of Preferred Shares Series W, 1,288 shares of Preferred Shares Series TH, and 1,288 shares of Preferred Shares Series F outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended July 31, 2010, the annualized dividend rates ranged from:

	High	Low	At July 31, 2010
Income Strategy:
Series T	1.581%	1.458%	1.558%
Series W	1.582%	1.458%	1.555%
Series TH	1.581%	1.458%	1.552%
Income Strategy II:
Series M	1.583%	1.456%	1.559%
Series T	1.581%	1.458%	1.558%
Series W	1.582%	1.458%	1.555%
Series TH	1.581%	1.458%	1.552%
Series F	1.583%	1.456%	1.539%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the higher of the 7-day USD London Inter-Bank Offered Rate (“LIBOR”) multiplied by 125% or the 7-day USD LIBOR plus 1.25% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Notes to Financial Statements

July 31, 2010

8. Rights Offering

On March 10, 2010 each Fund’s Board of Trustees approved a transferable rights offering (each an “Offer”) which entitled each Fund’s common shareholders of record (“Record Date Shareholders”) as of March 24, 2010 to one transferable right for each common share held, entitling Record Date Shareholders the opportunity to purchase one newly issued share of common stock for every three rights held. Each Offer commenced on March 24, 2010 and expired on April 23, 2010. Each Offer was over-subscribed. The actual subscription price pursuant to the Offer was $9.59 and $8.45 per common share for Income Strategy and Income Strategy II, respectively, and was calculated based on the formula equal to 90% of the average of the last reported sale prices of each Fund’s common shares on the New York Stock Exchange on the expiration date of each Offer and on each of the four preceding trading days. The net asset value for each of the Funds’ common shares were reduced by $0.43 and $0.38 for Income Strategy and Income Strategy II, respectively, as a result of each Offer, which includes the effect of dealer manager commissions and offering costs. The details of each Offer are as follows:

	Income Strategy			Income Strategy II
Settlement Date	Price	Shares	Amount	Price	Shares	Amount
April 13, 2010*	$10.152	214,134	$2,173,888	$8.631	274,325	$2,367,699
April 19, 2010*	10.053	212,311	2,134,363	8.505	220,385	1,874,374
April 22, 2010*	9.558	217,325	2,077,192	8.397	236,158	1,983,019
April 23, 2010*	9.549	100,000	954,900	8.406	200,000	1,681,200
April 29, 2010*	9.590	209,079	2,005,068	8.450	558,678	4,720,829
April 29, 2010	9.590	5,220,151	50,061,248	8.450	12,954,454	109,465,137
Gross Proceeds		6,173,000	59,406,659		14,444,000	122,092,258
Commissions			(2,079,233)			(4,273,229)
Trading Profits*			320,251			412,916
Net Proceedings			57,647,677			118,231,945
Offering Costs			(537,741)			(603,331)
			$57,109,936			$117,628,614

* Rights converted to newly issued shares prior to the expiration of each Offer by UBS Securities LLC (the “Dealer Manager”). Trading profits realized by the Dealer Manager were reimbursed to the Funds and treated as additional proceeds.

9. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II

Notes to Financial Statements

July 31, 2010

9. Legal Proceedings (continued)

In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.

Beginning in May 2010, several closed-end funds managed by the Investment Manager, including the Funds and certain other funds sub-advised by the Sub-Adviser, each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters allege that the Investment Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demand that the boards of trustees take certain action to remedy those alleged breaches. After conducting an investigation, in August 2010 the independent trustees of each Fund rejected the demands made in the demand letters.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

10. Subsequent Events

On August 2, 2010, the following dividends were declared to common shareholders payable September 1, 2010 to shareholders of record on August 12, 2010:

Income Strategy	$0.075 per common share
Income Strategy II	$0.065 per common share

On September 1, 2010, the following dividends were declared to common shareholders payable September 29, 2010 to shareholders of record on September 13, 2010:

Income Strategy	$0.075 per common share
Income Strategy II	$0.065 per common share

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PIMCO Income Strategy Fund Financial Highlights

For a share of common stock outstanding throughout each year:

	Year ended July 31,
	2010	2009		2008		2007		2006
Net asset value, beginning of year	$9.07	$14.73		$17.38		$19.14		$19.51
Investment Operations:
Net investment income	1.38 (1)	1.54		1.81		2.13		1.91
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	2.72	(5.81)		(2.08)		(1.29)		(0.14)
Total from investment operations	4.10	(4.27)		(0.27)		0.84		1.77
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.06)	(0.21)		(0.54)		(0.59)		(0.48)
Net realized gains	–	–		–		(0.00	)†	–
Total dividends and distributions on preferred shares	(0.06)	(0.21)		(0.54)		(0.59)		(0.48)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	4.04	(4.48)		(0.81)		0.25		1.29
Dividends and Distributions to Common Shareholders from:
Net investment income	(2.06)	(1.18)		(1.54)		(1.77)		(1.63)
Net realized gains	–	–		(0.30)		(0.24)		(0.03)
Total dividends and distributions to common shareholders	(2.06)	(1.18)		(1.84)		(2.01)		(1.66)
Capital Share Transactions:
Dilution to net asset value, resulting from rights offering	(0.43)	–		–		–		–
Net asset value, end of year	$10.62	$9.07		$14.73		$17.38		$19.14
Market price, end of year	$11.50	$8.98		$13.98		$17.88		$20.02
Total Investment Return (2)	52.70%	(25.78)%		(12.26)%		(0.93)%		16.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$262,060	$165,982		$269,140		$316,289		$345,750
Ratio of expenses to average net assets, including interest expense (3)(5)	1.47%	2.31	%(4)	1.68	%(4)	1.68	%(4)	1.53	%(4)
Ratio of expenses to average net assets, excluding interest expense (3)	1.43%	2.20	%(4)	1.67	%(4)	1.55	%(4)	1.53	%(4)
Ratio of net investment income to average net assets (3)	13.44%	17.31%		11.18%		11.14%		9.91%
Preferred shares asset coverage per share	$107,946	$77,538		$57,030		$62,622		$66,133
Portfolio turnover	115%	98%		31%		62%		64%

†	Less than $0.005 per share.
(1)	Calculated on average shares outstanding.
(2)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale of share of common stock at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(3)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(4)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(l) in Notes to Financial Statements).
(5)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

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PIMCO Income Strategy Fund II Financial Highlights

For a share of common stock outstanding throughout each period:

	Year ended July 31,							Eleven Months ended		For the period October 29, 2004* through
	2010	2009		2008		2007		July 31, 2006†		August 31, 2005
Net asset value, beginning of period	$7.98	$14.16		$16.76		$18.76		$18.98		$19.10	**
Investment Operations:
Net investment income	1.18 (1)	1.44		1.81		2.06		1.64		0.88
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	2.20	(6.40)		(2.37)		(1.34)		–		0.31
Total from investment operations	3.38	(4.96)		(0.56)		0.72		1.64		1.19
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.05)	(0.20)		(0.52)		(0.58)		(0.45)		(0.24)
Net realized gains	–	–		–		(0.00	)††	–		–
Total dividends and distributions on preferred shares	(0.05)	(0.20)		(0.52)		(0.58)		(0.45)		(0.24)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	3.33	(5.16)		(1.08)		0.14		1.19		0.95
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.64)	(1.02)		(1.51)		(1.72)		(1.41)		(0.91)
Net realized gains	–	–		–		(0.42)		–		–
Return of capital	–	–		(0.01)		–		–		–
Total dividends and distributions to common shareholders	(1.64)	(1.02)		(1.52)		(2.14)		(1.41)		(0.91)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	–	–		–		–		–		(0.03)
Preferred shares offering costs/ underwriting discounts charged to paid-in capital in excess of par	–	–		–		–		–		(0.13)
Dilution to net asset value, resulting from rights offering	(0.38)	–		–		–		–		–
Total capital share transactions	(0.38)	–		–		–		–		(0.16)
Net asset value, end of period	$9.29	$7.98		$14.16		$16.76		$18.76		$18.98
Market price, end of period	$10.05	$7.78		$12.80		$17.28		$18.87		$18.21
Total Investment Return (2)	52.97%	(29.85)%		(18.08)%		2.73%		11.77%		(4.39)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000s)	$537,342	$341,949		$604,632		$712,152		$782,371		$789,094
Ratio of expenses to average net assets, including interest expense (3)(5)	1.42%	2.08	%(4)	1.60	%(4)	1.48	%(4)	1.47	%(4)(6)	1.35	%(4)(6)
Ratio of expenses to average net assets, excluding interest expense (3)	1.37%	1.96	%(4)	1.60	%(4)	1.48	%(4)	1.47	%(4)(6)	1.35	%(4)(6)
Ratio of net investment income to average net assets (3)	13.08%	17.84%		11.59%		11.03%		9.51	%(6)	5.57	%(6)
Preferred shares asset coverage per share	$108,425	$78,091		$56,481		$62,069		$65,722		$66,084
Portfolio turnover	87%	96%		29%		65%		60%		47%

*	Commencement of operations.
**	Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.
†	Fiscal year-end changed from August 31 to July 31.
††	Less than $0.005 per share.
(1)	Calculated on average shares outstanding.
(2)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale of share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(3)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(4)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(l) in Notes to Financial Statements).
(5)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(6)	Annualized.

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial positions of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (collectively hereafter referred to as the “Funds”) at July 31, 2010, the results of their operations and cash flows for the year then ended, the changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 22, 2010

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Joint Annual Shareholder Meeting Results/Changes to Board of Trustees/
Change in Portfolio Manager/Tax Information (unaudited)

Joint Annual Shareholder Meeting Results:

The Funds held their joint annual meeting of shareholders on December 16, 2009. Common/Preferred shareholders voted as indicated below:

Income Strategy:

	Affirmative	Withheld Authority
Election of R. Peter Sullivan, III – Class III to serve until 2012	16,502,991	394,495

Election of John C. Maney† – Class III to serve until 2012	16,486,153	411,333

Messrs. Paul Belica, James A. Jacobson*, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport* continue to serve as Trustees of Income Strategy.

Income Strategy II:

	Affirmative	Withheld Authority
Election of R. Peter Sullivan, III – Class II to serve until 2012	36,283,414	996,035

Messrs. Paul Belica, James A. Jacobson*, Hans W. Kertess, John C. Maney†, William B. Ogden, IV and Alan Rappaport* continue to serve as Trustees of Income Strategy II.

* Preferred Shares Trustee
† Interested Trustee

Changes to Board of Trustees:

Robert E. Connor served as Trustee of the Funds until his death on April 8, 2010.
Effective June 22, 2010, the Funds’ Board of Trustees appointed Alan Rappaport as a Trustee.
R. Peter Sullivan, III retired from the Funds’ Board of Trustees effective July 31, 2010.

Change in Portfolio Manager:

Effective December 15, 2009, Mr. William H. Gross assumed primary responsibility for the day-to-day portfolio management of the Funds. Mr. Gross founded PIMCO more than 38 years ago and is a managing director and co-Chief Investment Officer of the company. He has 41 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year ended July 31, 2010 as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, Income Strategy and Income Strategy II designate 1.00% and 2.00%, respectively, of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

Income Strategy and Income Strategy II designate 1.00% and 2.00%, respectively, of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividend Received Deduction.

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2010. In January 2011, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2010. The amount that will be reported will be the amount to use on the shareholder’s 2010 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended July 31, 2010. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Changes to Fund Names and Investment Policies (unaudited)

Effective March 1, 2010, each Fund changed its name and rescinded its non-fundamental investment policy to, under normal market conditions, invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of floating rate debt instruments, securities with durations of less than or equal to one year, and fixed rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate interest payments. Each Fund now seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating and/or fixed-rate debt instruments.

The new names of the Funds, formerly named PIMCO Floating Rate Income Fund (PFL) and PIMCO Floating Rate Strategy Fund (PFN), are PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, respectively. The New York Stock Exchange ticker symbols for the Funds’ common shares (PFL and PFN) remain the same.

Under their new names and policies, the Funds have flexibility to allocate and re-allocate assets in varying proportions among floating- and fixed-rate debt instruments as well as among investment grade and non-investment grade securities, and may choose to focus more heavily or exclusively on either asset class or rating quality at any time, based on assessments of relative values, market conditions and other factors made by the Sub-Adviser.

Effective December 28, 2009, the investment policies and guidelines of the Funds were also revised as follows:

Below Investment Grade Securities: The policies of PFL and PFN, each of which may invest without limit in below investment grade securities, have been revised such that each Fund may not invest more than 20% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or below by each ratings agency rating the security, or unrated but judged by PIMCO to be of comparable quality. Each of the Funds previously observed a limit of 10% of their total assets in CCC+/Caa1 or lower securities. The Funds may also invest without limit in investment grade securities.

The Funds may invest in issuers of any credit quality (including debt securities in the lowest ratings categories and securities that are in default or the issuers of which are in bankruptcy) if the Sub-Adviser determines that the particular security offers an attractive yield relative to its risk profile. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt securities in the lowest investment grade category also may be considered to posses some speculative characteristics by certain rating agencies. The Funds’ credit quality policies apply only at the time a security is purchased, and the Funds are not required to dispose of a security in the event that a rating agency or the Sub-Adviser downgrades its assessment of the credit characteristics of a particular issue.

Duration: In addition, the prior guideline observed by the Funds of normally having a low average portfolio duration (zero to three years) has been revised such that the average portfolio duration of each Fund will normally be in a low to intermediate range (zero to eight years), although it may be longer at any time based on the Sub-Adviser’s assessment of market conditions and other factors. The Sub-Adviser may utilize certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Funds’ portfolios, although there is no assurance that it will do so or that such strategies will be successful.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer a security’s duration, the more sensitive it will be to changes in interest rates — i.e., the prices of debt obligations typically fall when market interest rates rise.

Emerging Market Securities: Each Fund may now invest up to 25% of its total assets in securities of issuers economically tied to emerging market countries. This reflects an increase in each Fund’s previous maximum investment limit in emerging market securities of 10% of total assets.

Foreign investment risk may be particularly high to the extent that the Funds invest in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, and greater than, the risks of investing in developed foreign countries, including (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, annually approve the continuance of the Funds’ Management Agreements (the “Advisory Agreements”) with the Investment Manager and Portfolio Management Agreements (the “Sub-Advisory Agreements”, and together with the Advisory Agreements, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met in person on June 22-23, 2010 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Funds’ Advisory Agreements and the Sub-Advisory Agreements, as amended, should be approved for a one-year period commencing July 1, 2010.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with the contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Funds identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, including institutional separate accounts and other clients, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Funds for the one year period ended March 31, 2010, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

capabilities and philosophy were well suited to each of the Funds given their respective investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Fund’s performance.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and preferred shares and the management fee and total expense ratios of comparable funds identified by Lipper.

For each of the Funds, the Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expenses and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Funds compared to the their Lipper peer categories. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

Income Strategy:

The Trustees noted that the expense group for Income Strategy provided by Lipper is small, consisting of a total of three leveraged closed-end funds, not including Income Strategy. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $162.2 million to $344.4 million, and that all of the funds are larger in asset size than Income Strategy. The Trustees also noted that Income Strategy was ranked second out of three funds in the expense peer group for actual management fees and first out of three funds for actual total expenses (with funds ranked first having the lowest fees/expenses and ranked third having the highest fees/expenses in the peer group).

With respect to performance, the Trustees also noted that Income Strategy outperformed its benchmark and had first quintile performance for the one-year period ended March 31, 2010 against a peer group of forty two funds. The Trustees also noted that Income Strategy had fourth quintile performance for the three-year and five-year periods ended March 31, 2010 against a peer group of thirty seven funds.

Income Strategy II:

The Trustees noted that the expense group for Income Strategy II provided by Lipper is small, consisting of a total of three leveraged closed-end funds, not including Income Strategy II. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $162.2 million to $344.4 million, and that all of the funds are smaller in asset size than the Fund. The Trustees also noted that Income Strategy II was ranked second out of three funds in the expense peer group for actual management fees and first out of three funds for actual total expenses (with funds ranked first having the lowest fees/expenses and ranked third having the highest fees/expenses in the peer group).

With respect to performance, the Trustees also noted that Income Strategy II outperformed its benchmark and had first quintile performance for the one-year period ended March 31, 2010 against a peer group of forty two funds. The Trustees also noted that Income Strategy II had fifth quintile performance for the three-year and five-year periods ended March 31, 2010 against a peer group of thirty seven funds.

At the request of the Trustees, the Investment Manager and Sub-Adviser agreed to continue to provide performance information related to the Funds on a monthly basis.

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts to continue to improve the Funds’ investment performance. The Trustees agreed to reassess the services provided by the Investment Manager and Sub-Adviser under the Agreements in light of the Fund’s ongoing performance at each quarterly Board meeting.

The Trustees also considered the management fees charged by Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Funds are generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Funds are also relatively higher, due in part to the more extensive regulatory regime to which the Funds are subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Funds, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Funds have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either the Fund’s net assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that each Funds’ use of leverage through preferred shares continues to be appropriate and in the interests of the respective Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with each Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded with respect to each Fund, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Funds.

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure shareholders’ privacy, we have developed policies designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or a otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial service providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing agreements with them and other financial companies. We also may retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder’s has chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Privacy Policy/Proxy Voting Policies & Procedures (unaudited) (continued)

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Dividend Reinvestment Plan (unaudited)

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by BNY Mellon, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by BNY Mellon, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2) If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

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PIMCO Income Strategy Fund/PIMCO Income Strategy II Fund
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2007
Trustee since: 2003 – PFL/2004 – PFN

Term of office: Expected to stand for re-election at
2010 annual meeting of shareholders.

Trustee/Director of 52 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica

Date of Birth: 9/27/21
Trustee since: 2003 – PFL/2005 – PFN

Term of office: Expected to stand for re-election at
2011 annual meeting of shareholders.

Trustee/Director of 52 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

James A. Jacobson
Date of Birth: 2/3/45

Trustee since: 2009

Term of office: Expected to stand for election at
2010 annual meeting of shareholders.

Trustee/Director of 47 funds in Fund Complex

Trustee/Director of 16 Alpine Mutual Funds

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, specialist firm on the New York Stock Exchange.

John C. Maney†

Date of Birth: 8/3/59

Trustee since: 2006

Term of office: Expected to stand for re-election at
2012 – PFL/2011 – PFN annual meeting of
shareholders.

Trustee/Director of 81 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

† Mr. Maney is an “interested person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.; and Managing Director of Allianz Global Investors Capital LLC.

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PIMCO Income Strategy Fund/PIMCO Income Strategy II Fund
Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

William B. Ogden, IV
Date of Birth: 1/11/45

Trustee since: 2006

Term of office: Expected to stand for re-election at
2010 – PFL/2011 – PFN annual meeting of
shareholders.

Trustee/Director of 52 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport
Date of Birth: 3/13/53
Trustee since: 2010

Term of office: Appointed by the Board effective

June 22, 2010; Expected to stand for election at
2010 annual meeting of shareholders.

Trustee/Director of 47 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Vice Chairman, Roundtable Investment Partners since 2009; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).

R. Peter Sullivan, III

Date of Birth: 9/4/41

Trustee since: 2003 – PFL/2004 – PFN

Term of office: Retired effective July 31, 2010.

Trustee/Director of 52 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

Further information about certain of the Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated April 26, 2005, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 254-5197.

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PIMCO Income Strategy Fund/PIMCO Income Strategy Fund II
Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002

Managing Director, Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 52 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of Premier VIT.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002

Senior Vice President, Director of Fund Administration Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 29 funds in the Fund Complex; Assistant Treasurer of 52 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of Premier VIT.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P. Vice President, Secretary and Chief Legal Officer of 81 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President, Secretary and Chief Legal Officer of Premier VIT.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Assistant Treasurer of Premier VIT.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Assistant Treasurer of Premier VIT; and Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 81 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Chief Compliance Officer of Premier VIT.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 81 funds in the Fund Complex. Formerly, Assistant Secretary of Premier VIT.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 81 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Secretary of Premier VIT.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
James A. Jacobson	Treasurer, Principal Financial & Accounting Officer
John C. Maney	Thomas J. Fuccillo
William B. Ogden, IV	Vice President, Secretary & Chief Legal Officer
Alan Rappaport	Scott Whisten
R. Peter Sullivan, III	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their common stock in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go www.allianzinvestors.com/edelivery.

AZ600AR_073110

ITEM 2. CODE OF ETHICS

(a)               As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)          The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c)               During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)                 Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $116,000 in 2009 and $100,000 in 2010.

b)                Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2009 and $16,000 in 2010. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)                 Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,175 in

2009 and $14,175 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)                All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)                 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Income Strategy Fund II (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares )
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews

Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment

Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)             The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)             Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)             Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)          2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)            Not applicable

g)         Non-audit fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $1,338,870 and the 2010 Reporting Period was $3,505,352.

h)         Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, Alan Rappaport, R. Peter Sullivan III, William B. Ogden, IV and James A. Jacobson. R. Peter Sullivan, III retired from the Fund’s Board of Trustees and audit committee effective July 31, 2010.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO INCOME STRATEGY FUND

PIMCO INCOME STRATEGY FUND II

(each a “Trust”)

PROXY VOTING POLICY

1.                                       It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  Each Trust believes that the firms and/or persons purchasing and selling securities for each Trust and analyzing the performance of each Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of each Trust, on the other.  Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policy of PIMCO, each Trust’s current sub-adviser, is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.                                       The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of each Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of each Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of each Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) on the Trusts’ website at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trusts’ sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.                                       The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.                                       This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of October 4, 2010, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Income Strategy Fund (PFL) and PIMCO Income Strategy Fund II (PFN), (each a “Fund” and collectively, the “Funds”):

William H. Gross, CFA
Mr. Gross has been the portfolio manager for the Funds since December 2009.  Mr. Gross founded Pacific Investment Management Company LLC (“PIMCO”) more than 38 years ago and is a managing director and co-Chief Investment Officer of PIMCO. He has 41 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of July 31, 2010, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
William H. Gross, CFA	PFL	40	347,810.12	43	32,404.98	*	67	35,083.56	**
	PFN	40	347,452.14	43	32,404.98	*	67	35,083.56	**

*Of these other Pooled Investment Vehicles, 14 accounts totaling $4,780.94 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these other Accounts, 23 accounts totaling $11,796.43 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other.  Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer.  Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds.  The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund.  Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Fund and another account.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer.  In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.  Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund.  When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of July 31, 2010, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Funds:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement.  The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm.  The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits.  Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan.  PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.

The Total Compensation Plan consists of three components:

•                                          Base Salary — Base salary is determined based on core job responsibilities, market factors and business considerations.  Salary levels are reviewed annually or when there is a significant change in job responsibilities or the market.

•                                          Performance Bonus — Performance bonuses are designed to reward high performance standards, work ethic and consistent individual and team contributions to the firm.  Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year.  The objectives will outline individual goals according to pre-established measures of group or department success.  Achievement against these goals is measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process.

•                                          Equity or Long Term Incentive Compensation — Equity allows certain professionals to participate in the long-term growth of the firm.  The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm.  M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.  Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan.  The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period.  The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan.  Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits.  Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.  Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.  In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”).  In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Fund that he managed as of July 31, 2010.

PIMCO Income Strategy Fund

PIMCO Income Strategy Fund II

Portfolio Manager	Dollar Range of Equity Securities in the Funds
William H. Gross, CFA	Over $1,000,000 in each Fund

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Income Strategy Fund II

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date	October 4, 2010

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	October 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date	October 4, 2010

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	October 4, 2010